AGREEMENT AND PLAN OF MERGER

among

GEORESOURCES, INC.

SOUTHERN BAY ENERGY ACQUISITION, LLC

CHANDLER ACQUISITION, LLC

SOUTHERN BAY OIL & GAS, L.P.

CHANDLER ENERGY, LLC

and

PICA ENERGY, LLC

September 14, 2006

TABLE OF CONTENTS

ARTICLE 1 THE MERGERS

1.1

MERGER; EFFECTIVE TIME OF THE MERGER.

1.2

CLOSING.

1.3

EFFECTS OF THE MERGERS.

1.4

SURVIVING ENTITIES.

1.5

MERGER CONSIDERATION AND CONVERSION OF SECURITIES; PURCHASE OF YUMA WORKING INTERESTS.

1.6

EXCHANGE AGENT; PAYMENT.

ARTICLE 2 REPRESENTATIONS AND WARRANTIES OF GEO

2.1

ORGANIZATION.

2.2

CAPITALIZATION OF GEO.

2.3

AUTHORITY RELATIVE TO THIS AGREEMENT.

2.4

NONCONTRAVENTION.

2.5

GOVERNMENTAL APPROVALS.

2.6

FINANCIAL STATEMENTS.

2.7

ABSENCE OF UNDISCLOSED LIABILITIES.

2.8

ABSENCE OF CERTAIN CHANGES.

2.9

TITLE TO PROPERTIES.

2.10

COMPLIANCE WITH LAWS.

2.11

TAX MATTERS.

2.12

LEGAL PROCEEDINGS.

2.13

BROKERAGE FEES.

2.14

PERMITS.

2.15

ENVIRONMENTAL MATTERS.

2.16

REVENUE AND EXPENSE INFORMATION; RECORDS.

2.17

COMMITMENTS.

2.18

NO ALIENATION.

2.19

MAKE-UP RIGHTS.

2.20

IMBALANCE.

2.21

PREFERENTIAL RIGHTS AND CONSENTS TO ASSIGN.

2.22

NO PARTICIPATING HYDROCARBONS.

2.23

DISCLOSURE.

2.24

INSURANCE.

2.25

EMPLOYEES.

2.26

AGREEMENTS, CONTRACTS AND COMMITMENTS.

2.27

HEDGING.

2.28

REGULATORY AGENCIES.

2.29

NON-CONSENT.

2.30

PROPERTY BOUNDARIES.

2.31

CURRENT PAYMENTS.

2.32

NO OTHER ROYALTIES.

2.33

RESERVE REPORTS.

2.34

LISTING.

2.35

SEC FILINGS.

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF SOUTHERN, CHANDLER AND PICA

3.1

ORGANIZATION AND EXISTENCE OF SOUTHERN, CHANDLER AND PICA.

3.2

CAPITALIZATION OF SOUTHERN, CHANDLER AND PICA; GOVERNING DOCUMENTS.

3.3

AUTHORITY RELATIVE TO THIS AGREEMENT.

3.4

NONCONTRAVENTION.

3.5

GOVERNMENTAL APPROVALS.

3.6

FINANCIAL STATEMENTS.

3.7

ABSENCE OF UNDISCLOSED LIABILITIES.

3.8

ABSENCE OF CERTAIN CHANGES.

3.9

TITLE TO PROPERTIES.

3.10

COMPLIANCE WITH LAWS.

3.11

TAX MATTERS.

3.12

LEGAL PROCEEDINGS.

3.13

BROKERAGE FEES.

3.14

PERMITS.

3.15

ENVIRONMENTAL MATTERS.

3.16

REVENUE AND EXPENSE INFORMATION; RECORDS.

3.17

COMMITMENTS.

3.18

NO ALIENATION.

3.19

MAKE-UP RIGHTS.

3.20

IMBALANCE.

3.21

PREFERENTIAL RIGHTS AND CONSENTS TO ASSIGN.

3.22

NO PARTICIPATING HYDROCARBONS.

3.23

INVESTMENT INTENT.

3.24

DISCLOSURE.

3.25

INSURANCE.

3.26

EMPLOYEES.

3.27

AGREEMENTS, CONTRACTS AND COMMITMENTS.

3.28

HEDGING.

3.29

REGULATORY AGENCIES.

3.30

NON-CONSENT.

3.31

PROPERTY BOUNDARIES.

3.32

CURRENT PAYMENTS.

3.33

NO OTHER ROYALTIES.

3.34

RESERVE REPORTS.

ARTICLE 4 CONDUCT OF THE PARTIES PENDING MERGER; CERTAIN ACTIONS RELATING TO CLOSING

4.1

CONDUCT AND PRESERVATION OF BUSINESS OF THE RESPECTIVE PARTIES.

4.2

RESTRICTIONS ON CERTAIN ACTIONS OF THE PARTIES.

ARTICLE 5 ADDITIONAL AGREEMENTS

5.1

ACCESS TO INFORMATION; CONFIDENTIALITY.

5.2

NOTIFICATION OF CERTAIN MATTERS.

5.3

REASONABLE BEST EFFORTS.

5.4

PUBLIC ANNOUNCEMENTS.

5.5

PREPARATION AND AMENDMENT OF SCHEDULES.

5.6

FEES AND EXPENSES.

5.7

TAX REPORTING AND COOPERATION ON TAX MATTERS.

5.8

LISTING OF COMMON STOCK.

5.9

ADDITIONAL CAPITAL CONTRIBUTIONS.

5.12

NOTICE REQUIRED BY RULE 14F-1 UNDER EXCHANGE ACT.

5.13

POST-CLOSING ASSURANCES AND ACCESS TO RECORDS.

5.14

EMPLOYEE AGREEMENTS, PLANS OR BENEFITS.

ARTICLE 6 CONDITIONS

6.1

CONDITIONS TO OBLIGATIONS OF THE PARTIES.

6.2

RECIPROCAL CONDITIONS TO OBLIGATIONS OF THE PARTIES.

ARTICLE 7 TERMINATION, AMENDMENT AND WAIVER

7.1

TERMINATION.

7.2

EFFECT OF TERMINATION.

7.3

AMENDMENT.

7.4

WAIVER.

7.5

TERMINATION FEES.

ARTICLE 8 OTHER CLOSING AND POST-CLOSING MATTERS

8.1

OFFICERS AND DIRECTORS OF THE COMBINED ENTITY.

8.2

SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

ARTICLE 9 MISCELLANEOUS

9.1

NOTICES.

9.2

ENTIRE AGREEMENT.

9.3

BINDING EFFECT; ASSIGNMENT; THIRD PARTY BENEFIT.

9.4

SEVERABILITY.

9.5

GOVERNING LAW.

9.6

DESCRIPTIVE HEADINGS.

9.7

DISCLOSURE.

9.8

GENDER.

9.9

REFERENCES.

9.10

COUNTERPARTS.

9.11

INJUNCTIVE RELIEF; SPECIFIC ENFORCEMENT.

ARTICLE 10 DEFINITIONS

10.1

CERTAIN DEFINED TERMS.

10.2

CERTAIN ADDITIONAL DEFINED TERMS.

INDEX TO EXHIBITS AND SCHEDULES

Exhibits:

Exhibit A

Yuma Working Interests Sale Agreement

Exhibit 1.5(b)

PICA Business Transfer Agreement

Exhibit 3.23

Investment Agreement and Investor Questionnaire

Exhibit 6.2(f)

Registration Rights Agreement

Schedules:

Geo Schedules:

2.2(c)

Common Stock constituting the Merger Consideration to be issued

2.4

Noncontravention of governing documents, agreements, etc.; encumbrances

2.6

Financial Statements

2.7

Absence of undisclosed liabilities

2.8

Absence of certain changes

2.9

Encumbrances to title

2.10

Applicable Laws not complied with

2.11

Taxes not paid; returns not filed

2.12

Legal proceedings pending or threatened

2.14

Actions/proceedings pending, threatened, etc.

2.15

Environmental matters

2.20

Imbalances with respect to Properties

2.22

No Participating Hydrocarbons

2.24

Insurance exceptions

2.26

Material contracts and commitments

2.27

Hedges, options, swaps, etc.

2.28

Exceptions to compliance in regulatory agency filings

2.31

Hydrocarbon sales proceeds being withheld

2.33

Disposed of Properties in Reserve Report

Southern Schedules:

3.2(a)

Issued & outstanding Partnership interests by Partner

3.3(a)

Authority relative to this Agreement

3.4(a)

Noncontravention of governing documents, agreements, etc.; encumbrances

3.7(a)

Absence of undisclosed liabilities

3.8(a)

Absence of certain changes

3.9(a)

Encumbrances to title

3.10(a)

Applicable Laws not complied with

3.11(a)

Taxes not paid; returns not filed

3.12(a)

Legal proceedings pending or threatened

3.14(a)

Actions/proceedings pending, threatened, etc.

3.15(a)

Environmental matters

3.17(a)

Material expenditure commitments, post-effective time

3.20(a)

Imbalances with respect to Properties

3.27(a)

Material contracts and commitments

3.28(a)

Hedges, options, swaps, etc.

3.29(a)

Exceptions to compliance in regulatory agency filings

3.32(a)

Hydrocarbon sales proceeds being withheld

3.34(a)

Disposed of Properties in Reserve Report

Chandler/PICA Schedules:

1.5(b)

PICA Business Transfer Agreement

3.2(b)

Issued & outstanding Membership interests by Member

3.4(b)

Noncontravention of governing documents, agreements, etc.; encumbrances

3.7(b)

Absence of undisclosed liabilities

3.8(b)

Absence of certain changes

3.9(b)

Encumbrances to title

3.10(b)

Applicable Laws not complied with

3.11(b)

Taxes not paid; returns not filed

3.12(b)

Legal proceedings pending or threatened

3.14(b)

Actions/proceedings pending, threatened, etc.

3.15(b)

Environmental matters

3.17(b)

Material expenditure commitments, post-effective time

3.20(b)

Imbalances with respect to Properties

3.21(b)

Preferential rights, consents to assign

3.27(b)

Material contracts and commitments

3.28(b)

Hedges, options, swaps, etc.

3.29(b)

Exceptions to compliance in regulatory agency filings

3.32(b)

Hydrocarbon sales proceeds being withheld

3.34(b)

Disposed of Properties in Reserve Report

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER  (this “Agreement”) dated as of September 14, 2006, and effective as of the Effective Time (as hereinafter defined), is made among GeoResources, Inc., a Colorado corporation (“Geo”), Southern Bay Energy Acquisition, LLC, a Texas limited liability company and wholly-owned subsidiary of Geo (“Southern Sub”), Chandler Acquisition, LLC, a Colorado limited liability company and wholly-owned subsidiary of Geo (“Chandler Sub”), Southern Bay Oil & Gas, L.P., a Texas limited partnership (“Southern”), Chandler Energy, LLC, a Colorado limited liability company (“Chandler”), and PICA Energy, LLC, a Colorado limited liability company and wholly-owned subsidiary of Chandler (“PICA”).  Any of the parties hereto will be referred to as a “Party” or “Parties.”

Capitalized terms not defined in the context of the provisions of this Agreement to which they relate shall have the definitions set forth in Section 10.1.

WITNESSETH

WHEREAS, management of each of Geo, Southern Sub, Chandler Sub, Southern, Chandler, and PICA have determined that it will be in the best interests of each Party and its shareholders, partners, or members, as the case may be, and that it will advance the long-term business interests of the Parties, to engage in a business combination whereby Southern shall be merged with and into Southern Sub (the “Southern Merger”) and PICA shall be merged with and into Chandler Sub (the “Chandler Merger,” and singly or together, a “Merger” or the “Mergers”), with the partners and members of Southern and PICA exchanging their respective equity interests for Geo common stock, par value $ .01 per share (“Common Stock”).

WHEREAS, subject to the  approval of the partners of Southern and the members of Chandler and of PICA, and further subject to the terms and conditions set forth herein, management of each of the parties hereto has determined to enter into the Mergers in accordance with this Agreement.

WHEREAS, the Parties wish to agree that, as a condition to the Closing, as hereafter defined, offers shall have been made by Geo to all holders of the “Yuma Working Interests” (as defined in the Yuma Working Interests Sale Agreement) to purchase their working interests in exchange for Common Stock, and all such holders that desire to sell their working interests shall have entered into the “Yuma Working Interests Sale Agreement,” in the form attached hereto as Exhibit A, with such purchases and sales to take place concurrently with the Closing.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE 1
THE MERGERS

1.1

Merger; Effective Time of the Merger.

Upon the terms and subject to the conditions of this Agreement, at the Effective Time:

(a)

Southern will be merged with and into Southern Sub in accordance with the Texas Business Organization Code (the “Texas Entity Laws”), and Southern Sub shall continue its existence as the surviving entity in the Southern Merger.  At the closing of the Southern Merger (the “Southern Closing”), a certificate of merger, prepared and executed in accordance with the relevant provisions of the Texas Entity Laws, with respect to the Southern Merger (the “Certificate of Merger”) shall be filed with the Texas Secretary of State.  The Southern Merger shall become effective at such time as the Certificate of Merger is duly filed with the Texas Secretary of State or at such later time on the day of the Closing as is specified in the Certificate of Merger pursuant to the mutual agreement of Geo and Southern (the “Southern Effective Time”).

(b)

PICA shall be merged with and into Chandler Sub in accordance with the Colorado Corporations and Associations Act (the “Colorado Entity Laws”), and Chandler Sub shall continue its existence as the surviving entity in the Chandler Merger.  At the closing of the Chandler Merger (the “Chandler Closing”), a statement of merger, prepared and executed in accordance with the relevant provisions of the Colorado Entity Laws, with respect to the Chandler Merger (the “Statement of Merger”) shall be filed with the Colorado Secretary of State.  The Chandler Merger shall become effective at such time as the Statement of Merger is duly filed with the Colorado Secretary of State or at such later time on the day of the Chandler Closing as is specified in the Statement of Merger pursuant to the mutual agreement of Geo and Chandler (the “Chandler Effective Time”).

(c)

Southern Sub and Chandler Sub together will be referred to as the “Surviving Entities.”  The Southern Closing and Chandler Closing, singly or together, or the latter to occur of the foregoing two closings, as the context provides, shall be referred to herein as a “Closing” or the “Closings.”  The last to occur of Southern Effective Time or Chandler Effective Time shall be referred to herein as the “Effective Time.”

1.2

Closing.

The Closing shall take place (i) at  the offices of  Jones & Keller, P.C., 1625 Broadway, Sixteenth Floor, Denver, Colorado 80202, at 10:00 a.m., local time, on the day which is five (5) consecutive Business Days after the day on which the last of the conditions to the obligations of the parties set forth in Article 6 is fulfilled or waived (subject to Applicable Law) or is capable of being fulfilled at the Closing, or (ii) at such other time or place or on such other date as the parties hereto shall agree; provided, however, that the parties shall use their reasonable best efforts to cause the closing to occur prior to or on March 31, 2007.  The date on which the Closing is required to take place is herein referred to as the “Closing Date.”

1.3

Effects of the Mergers.

The Mergers shall have the effects, respectively, as specified in the Texas Entity Laws and Colorado Entity Laws.

1.4

Surviving Entities.

(a)

The Certificate of Formation of Southern Sub, as in effect immediately prior to the Southern Effective Time, shall thereafter be the Certificate of Formation of Southern Sub, until thereafter amended in accordance with the terms and as provided by the Texas Entity Laws.  The Company Agreement as of the date hereof of Southern Sub shall thereafter be the company agreement of Southern Sub, until thereafter amended in accordance with its terms and as provided by the Texas Entity Laws (the “Company Agreement”).

(b)

The Articles of Organization of Chandler Sub, as in effect immediately prior to the Chandler Effective Time, shall thereafter be the Articles of Organization of Chandler Sub, until thereafter amended in accordance with the terms and as provided by the Colorado Entity Laws.  The Operating Agreement of Chandler Sub as of the date hereof shall thereafter be the operating agreement of Chandler Sub, until thereafter amended in accordance with its terms and as provided by the Colorado Entity Laws (the “Operating Agreement”).

1.5

Merger Consideration and Conversion of Securities; Purchase of Yuma Working Interests.

(a)

At the Southern Effective Time, by virtue of the Southern Merger and without any action on the part of Geo, Southern Sub or Southern, the partnership interests in Southern shall be exchanged for an aggregate of 8,263,000 shares of Common Stock (the “Southern Merger Consideration”).  Each partner of Southern at the Southern Effective Time shall receive such number of shares of Common Stock as is in proportion to such partner’s percentage interest in Southern as determined by reference to Southern’s Partnership Agreement and its books and records kept in the usual course of business; provided, however, that on or before five Business Days before the Closing Date, Southern shall deliver to the other Parties a schedule setting forth the respective numbers of shares of Common Stock to be issued to the respective partners of Southern in consummation of the Mergers.  All partnership interests in Southern (the “Southern Converted Securities”), when exchanged as provided herein, shall be held by Geo.

(b)

At the Chandler Effective Time, by virtue of the Chandler Merger and the “PICA Business Transfer,” as defined in Section 10.1, and without any action on the part of Geo, Chandler Sub, Chandler or PICA, the “PICA Business,” as defined in Section 10.1, shall be conveyed by Chandler to PICA, as provided in the “PICA Business Transfer Agreement,” the form of which is attached hereto as Exhibit 1.5(b), and the membership interests in PICA immediately following and concurrently with such transfer, shall be exchanged for an aggregate of 1,931,000 shares of Common Stock (the “Chandler Merger Consideration”).  Each member of PICA at the Chandler Effective Time shall receive such number of shares of Common Stock as is in proportion to such member’s percentage interest in PICA as determined by reference to PICA’s Operating Agreement and its books and records kept in the usual course of business; provided, however, that on or before five Business Days before the Closing Date, Chandler and PICA shall deliver to the other Parties a schedule setting forth the respective numbers of shares of Common Stock to be issued to the respective members of PICA in consummation of the Mergers.  All membership interests in PICA (the “Chandler Converted Securities”), when exchanged as provided herein, shall be held by Geo.

(c)

The exchanges of Common Stock for partnership interests in Southern and membership interests in PICA, to the maximum extent practicable, shall take place, or shall be deemed to have taken place, simultaneously.

(d)

The Southern Merger Consideration and Chandler Merger Consideration together shall be referred to as the “Merger Consideration.”  The  Southern Converted Securities and the Chandler Converted Securities together shall be referred to as the “Converted Securities.”

(e)

At the Closing, with respect to those holders of the Yuma Working Interests who accept the offers to purchase their working interests and execute a Yuma Working Interests Sale Agreement, such working interests shall, without any further action on the part of any of the Parties, be conveyed to PICA, in exchange for up to 496,000 shares of Geo Common Stock and up to $164,500, with a portion of this number of shares and this dollar amount being issued and paid to each Yuma Working Interest holder in the proportion which such holder’s percentage interest bears to 100% of all of the Yuma Working Interests..

1.6

Exchange Agent; Payment.

(a)

Prior to the Closing Date, Geo shall designate Wells Fargo Minnesota (the “Exchange Agent”) for the purpose of payment of the Merger Consideration.

(b)

On or before five Business Days before the Closing Date, Southern shall deliver to the other Parties a schedule setting forth the respective numbers of shares of Common Stock to be issued to the respective partners of Southern (such schedule being the same schedule as set forth in Section 1.5(a) above), and Chandler shall deliver to the other Parties a schedule setting forth the respective numbers of shares of Common Stock to be issued to the respective members of PICA, in consummation of the Mergers, and Geo shall deliver such schedules to the Exchange Agent to be used in the performance of its duties under this Section 1.6.

(c)

As soon as practicable after the Effective Time, Geo will make available to the Exchange Agent, for the benefit of the partners of Southern, the members of PICA for exchange in accordance with Section 1.5, certificates representing the shares of Common Stock issuable pursuant to Section 1.5 in exchange for the Converted Securities.  Promptly after the Effective Time, Geo will send, or will cause the Exchange Agent to send, to each partner of Southern and each member of PICA at the Effective Time, a certificate representing that number of whole shares of Common Stock that such partner, member has a right to receive pursuant to the provisions of this Article 1.

(d)

All of the shares of Common Stock issued as Merger Consideration in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such exchanged Converted Securities.

(e)

None of Geo, Southern Sub, Chandler Sub, Southern, Chandler, PICA, or any of their respective general partners, members, managers, officers, directors or transfer agents shall be liable to a partner of Southern, a member of Chandler or PICA for any amount paid in good faith to a public official pursuant to applicable property, escheat or similar laws.

(f)

No certificates or scrip evidencing fractional shares of Common Stock shall be issued as part of the Merger Consideration.  In lieu of any such fractional shares, the number of shares which each partner of Southern and member of PICA shall receive shall be rounded up to the next higher, whole number of shares.

(g)

Promptly following the date which is one year after the Effective Time, the Exchange Agent shall return to Geo all certificates and other documents and instruments in its possession relating to the Mergers which, as provided in the preceding portions of this Section 1.6, previously have not been delivered to the respective partners of Southern or the members of PICA, and the Exchange Agent’s duties shall terminate.  Thereafter, each holder of Converted Securities that has not received the shares of Common Stock as Merger Consideration to which such holder is entitled in connection with the Mergers shall (subject to applicable abandoned property, escheat, and similar laws) look only to Geo for payment of the applicable Merger Consideration, but such holder shall have no greater rights against Geo, Southern, Chandler or PICA than may be accorded to general creditors of Geo or the Surviving Entities under Applicable Law.

ARTICLE 2
REPRESENTATIONS AND WARRANTIES OF GEO

Geo represents and warrants to Southern, Chandler and PICA that:

2.1

Organization.

Geo is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado.  Southern Sub is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Texas.  Chandler Sub is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Colorado.  Each of the Surviving Entities is minimally capitalized as a wholly-owned subsidiary of Geo.  Geo has full power and authority to own, lease or otherwise hold and operate its properties and assets and to carry on its business as presently conducted.  Geo is duly qualified and in good standing to do business as a foreign corporation in each jurisdiction in which the conduct or nature of its business or the ownership, leasing, holding or operating of its properties makes such qualification necessary, except such jurisdictions where the failure to be so qualified or in good standing, individually or in the aggregate, would not have a Material Adverse Effect.

2.2

Capitalization of Geo.

(a)

All of the outstanding shares of Common Stock have been duly authorized  and validly issued in accordance with the Articles of Incorporation, are fully paid and nonassessable, and, as of the respective dates of the SEC Filings and Geo Financial Statements, were issued and held as described therein.  On the date hereof, there were 3,778,269 issued and outstanding shares of Common Stock of Geo.

(b)

Subject to shareholder approval to amend the authorized capital of Geo, the shares of Common Stock to be issued pursuant to this Agreement will be duly authorized in accordance with the Articles of Incorporation, and, when issued and delivered pursuant to this Agreement in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and will be issued free and clear of any lien, claim or Encumbrance.

(c)

Except for the shares of Common Stock constituting the Merger Consideration, to be issued pursuant to this Agreement, as set forth on Schedule 2.2(c), there are no preemptive rights or other rights to subscribe for or to purchase any shares of the Common Stock.  The offer and sale of the shares of Common Stock, as contemplated by this Agreement, shall not be registered under any applicable federal or state securities laws, but after issuance shall be the subject of, and may be registered under the Securities Act, as provided by the Registration Rights Agreement in the form attached hereto as Exhibit 6.2(f).  Except for the shares of Common Stock to be issued pursuant to this Agreement or as set forth on Schedule 2.2(c), the only outstanding options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of Common Stock or other securities of Geo are as set forth in Geo’s Annual Report on Form 10-KSB for the year ended December 31, 2005, filed with the SEC.

(d)

Subject to shareholder approval to amend the authorized capital of Geo and required approvals from NASDAQ with respect to the market on which the Common Stock is or will be traded, Geo has all requisite power and authority to issue, sell and deliver the shares of Common Stock in accordance with and upon the terms and conditions set forth in this Agreement.  As of the Closing Date, all corporate action for the authorization, issuance, sale and delivery of the shares of Common Stock shall have been validly taken, and no other authorization by any of such parties is required therefore.

2.3

Authority Relative to This Agreement.

Subject to shareholder approval to increase the capital of Geo required and approvals from NASDAQ with respect to any market on which the Common Stock is or will be traded:  (i)  Geo, Southern Sub and Chandler Sub have full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby; (ii) the execution, delivery and performance by Geo, Southern Sub and Chandler Sub of this Agreement, and the consummation by them of the transactions contemplated hereby, have been duly authorized, and no other corporate proceedings on the part of Geo or either of the Surviving Entities are necessary to authorize the execution, delivery and performance by Geo and the Surviving Entities of this Agreement and the consummation by them of the transactions contemplated hereby; and (iii) this Agreement has been duly executed and delivered by Geo and each of the Surviving Entities and constitutes, and each other agreement, instrument or document executed or to be executed by Geo and the Surviving Entities in connection with the transactions contemplated hereby has been, or when executed will be, duly executed and delivered by Geo and each of the Surviving Entities and constitutes, or when executed and delivered will constitute, a valid and legally binding obligation of Geo and the Surviving Entities enforceable against Geo and the Surviving Entities in accordance with their respective terms, except that such enforceability may be limited by (A) applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights generally and (B) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances.

2.4

Noncontravention.

Except as otherwise indicated on Schedule 2.4, including shareholder approval to increase the authorized capital of Geo, the execution, delivery and performance by Geo and each of the Surviving Entities of this Agreement and the consummation by it of the transactions contemplated hereby do not and will not (i) conflict with or result in a violation of any provision of (with respect to Geo) its Articles of Incorporation or bylaws and (with respect to the Surviving Entities) their respective Articles of Organization and operating agreements, (ii) conflict with or result in a violation of any provision of, or constitute (with or without the giving of notice or the passage of time or both) a default under, or give rise (with or without the giving of notice or the passage of time or both) to any right of termination, cancellation or acceleration under, any bond, debenture, note, mortgage, indenture, lease, contract, agreement or other instrument or obligation to which Geo or the Surviving Entities is a party or by which Geo or either of the Surviving Entities or any of their properties may be bound, (iii) result in the creation or imposition of any Encumbrance upon the properties of Geo or either of the Surviving Entities or (iv) assuming compliance with the matters referred to in Section 2.5, violate any Applicable Law binding upon Geo or Surviving Entities, except, in the case of clauses (ii), (iii) and (iv) above, for any such conflicts, violations, defaults, terminations, cancellations, accelerations or Encumbrances which would not, individually or in the aggregate, have a Material Adverse Effect on Geo or Surviving Entities.

2.5

Governmental Approvals.

To the Knowledge of Geo, no consent, approval, order or authorization of, or declaration, filing or registration with, any Governmental Entity is required to be obtained or made by Geo, Southern Sub or Chandler Sub in connection with the execution, delivery or performance by Geo of this Agreement or the consummation by it of the transactions contemplated hereby, other than (i) compliance with any applicable federal or state securities or takeover laws, including filings of proxy statements, forms, notices and other documents as required under federal securities and state blue sky laws, (ii) filings of the Certificate of Merger and Statement of Merger, and filings with Governmental Entities to occur in the ordinary course following the consummation of the transactions contemplated hereby, and (iii) such consents, approvals, orders or authorizations which, if not obtained, and such declarations, filings or registrations which, if not made, would not, individually or in the aggregate, have a Material Adverse Effect on Geo or the Surviving Entities.

2.6

Financial Statements.

Attached as Schedule 2.6 or filed with the SEC are copies of (i) Geo’s unaudited consolidated balance sheet as of June 30, 2006 (the “Geo Latest Balance Sheet”), and the related unaudited consolidated statements of income, shareholders’ equity and cash flows for the six-month period then ended (the “Geo Unaudited Financial Statements”), and (ii) Geo’s audited consolidated balance sheet as of December 31, 2005, and the related audited consolidated statements of income, stockholders’ equity and cash flows for the two years then ended, and the notes and schedules thereto, together with the report thereon of Richey May & Co., independent certified public accountants (the “Geo Audited Financial Statements”) (collectively, the “Geo Financial Statements”).  The Geo Financial Statements (A) have been prepared from the books and records of Geo in conformity with generally accepted accounting principles applied on a basis consistent with preceding years throughout the periods involved, and (B) accurately and fairly present Geo’s consolidated financial position as of the respective dates thereof and its consolidated results of operations and cash flows for the periods then ended, except that Geo Unaudited Financial Statements are subject to audit adjustments, which in Geo’s reasonable judgment should not be material in the aggregate.

2.7

Absence of Undisclosed Liabilities.

To the Knowledge of Geo, Geo does not have any liability or obligation (whether accrued, absolute, contingent, unliquidated or otherwise), including any liability or obligation with respect to the Geo Properties (whether accrued, absolute, contingent, unliquidated or otherwise) except (i) liabilities reflected on the Geo Latest Balance Sheet, (ii) liabilities described in the notes accompanying the Geo Audited Financial Statements, (iii) liabilities which have arisen since the date of the Geo Latest Balance Sheet in the ordinary course of business (none of which is a material liability for breach of contract, tort or infringement), (iv) liabilities arising under executory provisions of contracts entered into in the ordinary course of business (none of which is a material liability for breach of contract), (v) liabilities disclosed on Schedule 2.7 (including, without limitation, legal fees and fees for a fairness opinion) and (vi) other liabilities which, in the aggregate, would not result in a Material Adverse Effect on Geo.

2.8

Absence of Certain Changes.

Except as disclosed on Schedule 2.8, since the date of Geo Unaudited Financial Statements, (i) there has not been any change, event or condition that might reasonably be expected to result in any Material Adverse Effect on the assets or financial condition of Geo or any of the Geo Properties, (ii) the business of Geo has been conducted only in the ordinary course consistent with past practice, (iii) Geo has not incurred any material liability, engaged in any material transaction or entered into any material agreement outside the ordinary course of business consistent with past practice with respect to its business and assets, including the Geo Properties, and (iv) Geo has not suffered any loss, damage, destruction or other casualty to any of its assets, including the Geo Properties (whether or not covered by insurance) that would result in a Material Adverse Effect on Geo, and (v) Geo has not taken any of the actions set forth in Section 4.2, except as permitted thereunder.

2.9

Title to Properties.

In all material respects, (i) Geo has full beneficial interest in and legal title to the Geo Properties, and, (ii) at the time of Closing, Geo will have such title to, or valid leasehold and right-of-way interests in, all of the Geo Properties, as is customary and reasonable for the oil and gas exploration and production industry, free and clear of all Encumbrances other than Encumbrances set forth on Schedule 2.9.

2.10

Compliance With Laws.

Except as disclosed on Schedule 2.10, to the Knowledge of Geo, Geo has complied with all Applicable Laws, except for noncompliance with such Applicable Laws which, individually or in the aggregate, do not and will not have a Material Adverse Effect on Geo.  Except as disclosed on Schedule 2.10, Geo has not received any written notice from any Governmental Entity, which has not been dismissed or otherwise disposed of, that Geo has not so complied.  Geo has not been charged or, to the Knowledge of Geo, threatened with, or under investigation with respect to, any violation of any Applicable Law relating to any aspect of the business of Geo, other than violations which, individually or in the aggregate, do not and in the reasonable judgment of Geo will not have a Material Adverse Effect on Geo.

2.11

Tax Matters.

Geo has filed all federal, state and local Tax Returns required to be filed by it, including those relating to real and personal property taxes, ad valorem taxes, severance taxes and any other Taxes imposed on or with respect to its assets, including the Geo Properties and any Production therefrom.  All Tax Returns have been timely filed with the applicable taxing authority, except as set forth on Schedule 2.11, and all Taxes required to be shown thereon have been paid.  There are no liens for Taxes (other than for Taxes not yet due and payable) upon Geo or any of its assets, including the Geo Properties.  There has been no issue raised or adjustment proposed (and to the Knowledge of Geo, none is pending) by the IRS or any other taxing authority in connection with any of such Tax Returns, nor has Geo received any written notice from the IRS or any such other taxing authority that any such Tax Return is being audited or may be audited or examined.  Geo has not received a written notice of a claim made by any Taxing authority in a jurisdiction where Geo does not file Tax Returns that it is or may be subject to Tax in such jurisdiction.  Geo has not agreed to the extension of any statute of limitations on the assessment or collection of any such Tax or with respect to any such Tax Return.  There are no Tax rulings, requests for rulings or closing agreements with any taxing authority with respect to Geo.

2.12

Legal Proceedings.

Except as set forth on Schedule 2.12, there are no Proceedings pending or, to the Knowledge of Geo, threatened against or involving Geo or rights of Geo with respect to any of its assets, including the Geo Properties.  Geo is not subject to any judgment, order, writ, injunction, or decree of any Governmental Entity which has had or is reasonably likely to have a Material Adverse Effect on Geo or title to or the value of any of its assets, including the Geo Properties.  There are no Proceedings pending or, to the Knowledge of Geo, threatened against Geo or its assets, including the Geo Properties, seeking to restrain, prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby or which could reasonably be expected to affect Geo’s ability to consummate the transactions contemplated hereby.

2.13

Brokerage Fees.

Neither Geo nor either of the Surviving Entities has retained any financial advisor, broker, agent or finder or paid or agreed to pay any financial advisor, broker, agent or finder on account of this Agreement or any transaction contemplated hereby.

2.14

Permits.

Geo holds all Permits necessary or required for the conduct of its business as currently conducted, except for Permits the absence of which do not and will not have a Material Adverse Effect on Geo or the Geo Properties.  Each of such Permits is in full force and effect and Geo is in compliance with each such Permit, except in such respects as would not reasonably be expected to have a Material Adverse Effect on Geo or the Geo Properties.  Except as disclosed on Schedule 2.14, Geo has not received any written notice from any Governmental Entity and no Proceeding is pending or, to the Knowledge of Geo, threatened with respect to any alleged failure by Geo to have any Permit the absence of which would have a Material Adverse Effect on Southern or the Geo Properties.

2.15

Environmental Matters.

Except as disclosed on Schedule 2.15, Geo has not received any written notice of any investigation or inquiry regarding the Geo Properties from any Governmental Entity under any Applicable Law pertaining to the environment, Hazardous Substances or Hazardous Wastes (“Applicable Environmental Laws”), including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by, inter alia, the Superfund Amendments and Reauthorization Act of 1986 (“CERCLA”), and the Resource Conservation and Recovery Act of 1976, as amended by, inter alia, the Used Oil Recycling Act of 1980 (“RCRA”), and the Solid Waste Disposal Act of 1976, as amended by the Solid Waste Disposal Act Amendments of 1980 and the Hazardous and Solid Waste Amendments of 1984 (“HSWA”).  To the Knowledge of Geo, the Geo Properties have not been used for Disposal of any Hazardous Substance and no condition otherwise exists on any such property, such that such property would be subject to any remedial obligations under any Applicable Environmental Laws which obligations would have a Material Adverse Effect on Geo or the Geo Properties.  The term “Hazardous Substance” as used herein shall have the meaning specified in CERCLA, and the terms “Hazardous Waste” and “Disposal” shall have the meanings specified in RCRA.

2.16

Revenue and Expense Information; Records.

The property list, cash receipts, disbursements and Production volumes with respect to the Geo Properties are true and correct and Geo has good and marketable title to the Geo Properties to which such receipts, disbursements and Production volumes relate, except for any matters that would not have a Material Adverse Effect on Geo.  Geo has not received any written notice of and does not have Knowledge of any material adverse claim against Geo’s title to the Geo Properties.  The Geo Records are true and correct and accurately reflect the ownership and operation of the Geo Properties by Geo, except for any matters that would not have a Material Adverse Effect on Geo.

2.17

Commitments.

To Geo’s Knowledge, Geo has incurred no material expenses, and has made no commitments to make material expenditures (and Geo has not entered into any agreements that would obligate Geo to make material expenditures), in connection with (and no other obligations or liabilities have been incurred, outside the ordinary course of business consistent with past practices, which would have a Material Adverse Effect on) the ownership or operation of the Geo Properties after the Effective Time.

2.18

No Alienation.

Within 120 days prior to the date hereof, Geo has not sold, assigned, conveyed, or transferred or contracted to sell, assign, convey or transfer any right or title to, or interest in, the Geo Properties.

2.19

Make-Up Rights.

To Geo’s Knowledge, Geo has not, nor has any other Person, received prepayments (including but not limited to, payments for gas not taken pursuant to “take-or-pay” or similar arrangements) for any Hydrocarbons produced from the Geo Properties as a result of which the obligation does or may exist to deliver Hydrocarbons produced from the Geo Properties after the Effective Time without then receiving payment (or without then receiving full payment) therefor or to make repayments in cash, and the working interest owners have not so delivered any Hydrocarbons from the Properties or so made any such repayment in cash.

2.20

Imbalance.

To Geo’s Knowledge, any imbalance among the owners of the interests in the wells and units included in the Geo Properties are consistent with those that are normal and customary in the oil and gas industry, and Schedule 2.20 sets forth all material gas imbalances affecting the Geo Properties as of the date hereof.   To Geo’s Knowledge, no condition exists affecting the operation of the Geo Properties which has materially impaired, or could reasonably be expected to materially impair, Production from or the operations of the Geo Properties.

2.21

Preferential Rights and Consents to Assign.

To Geo’s Knowledge, there are no consents to assignment or waivers of preferential rights to purchase that must be obtained from third parties in order for Geo to consummate the transactions contemplated by this Agreement without violating or breaching a duty or obligation of Geo.

2.22

No Participating Hydrocarbons.

Except as set forth on Schedule 2.22, to Geo’s Knowledge, the Geo Properties do not include any unleased Hydrocarbons where Geo has agreed to bear a share of drilling, operating or other costs as a participating mineral owner.

2.23

Disclosure.

No representation or warranty of Geo in this Agreement and no statement in the Schedules hereto omits to state a material fact necessary to make the statements herein or therein, in light of the circumstances in which they were made, not misleading.  There is no fact known to Geo that has specific application to Geo or the Geo Properties (other than general economic or industry conditions) as far as Geo can reasonably foresee, that materially threatens the assets, business, prospects, financial condition, or results of operations of Geo or the Geo Properties that has not been set forth in this Agreement or the Schedules hereto.

2.24

Insurance.

Except as set forth on Schedule 2.24, Geo has insurance in such amounts and against such risks and losses as are customary for companies engaged in the business of the ownership of mineral and royalty interests.

2.25

Employees.

There are no collective bargaining agreements or other labor union contracts applicable to any employees of Geo, and no such agreement or contract has been requested by an employee or group of employees of Geo.  Geo is in compliance in all material respects with all Applicable Laws pertaining to employment and employment practices and wages, hours and other terms and conditions of employment in respect of its employees, and has no accrued liability for any arrears of wages or any Taxes or penalties for failure to comply with any thereof.  There is no pending or, to the Knowledge of Geo, threatened Proceeding against or involving Geo by or before, and Geo is not subject to any judgment, order, writ, injunction, or decree of or inquiry from, any Governmental Entity in connection with any current, former or prospective employee of Geo.

2.26

Agreements, Contracts and Commitments.

Schedule 2.26 lists all leases, contracts, agreements and instruments to which Geo is a party as of the date hereof and which are in any single case of material importance to the conduct of the business of Geo (true and correct copies of each such document requested by Southern, Chandler or PICA have been previously delivered to them and a written description of each oral arrangement so listed).  Except as set forth in Schedule 2.26 and as contemplated hereby, Geo does not have as of the date hereof (i) any collective bargaining agreements or any agreements that contain any severance pay liabilities or obligations, (ii) any bonus, deferred compensation, pension, profit-sharing or retirement plans, programs or other similar employee benefit arrangements, (iii) any employment agreement, contract or commitment with an employee, or agreements to pay severance, (iv) any agreement of guarantee or indemnification running from Geo to any Person except as provided in Geo’s articles of incorporation and bylaws, (v) any agreement, indenture or other instrument for borrowed money and any agreement or other instrument which contains restrictions with respect to payment of dividends or any other distribution in respect of the Common Stock or any other outstanding securities, (vi) any agreement, contract or commitment containing any covenant limiting the freedom of Geo to engage in any line of business or compete with any Person, (vii) any agreement, contract or commitment relating to capital expenditures in excess of $250,000 involving future payments except as set forth in Schedule 2.26, (viii) any agreement, contract or commitment relating to the acquisition of assets or capital stock of any business enterprise, or (ix) any agreement, contract or commitment not made in the ordinary course of business.  Except as set forth in Schedule 2.26, Geo has not breached, nor to Geo’s Knowledge is there any claim or any legal basis for a claim that Geo has breached, any of the terms or conditions of any agreement, contract or commitment set forth in the Schedules or of any other agreement, contract or commitment, which breach would have a Material Adverse Effect on Geo or the Geo Properties.

2.27

Hedging.

Except as set forth on Schedule 2.27, Geo is not engaged in any oil, natural gas or other futures or option trading in respect of which it has any material future liability, nor is it a party to any price swaps, hedges, futures or similar instruments.  Schedule 2.27 sets forth for the periods shown obligations of Geo for the delivery of Hydrocarbons attributable to any of the Geo Properties in the future on account of prepayment, advance payment, take-or-pay or similar obligations without then or thereafter being entitled to receive full value therefore.  Except as set forth in Schedule 2.27, as of the date hereof, Geo is not bound by futures, hedge, swap, collar, put, call, floor, cap, option or other contracts that are intended to benefit from, relate to or reduce or eliminate the risk of fluctuations in the price of commodities, including Hydrocarbons, or securities.

2.28

Regulatory Agencies.

Except as set forth in Schedule 2.28,  all currently effective filings heretofore made by Geo with the Federal Energy Regulatory Commission (“FERC”), and all other federal, state and local agencies or commissions (collectively, the “Regulatory Agencies”) were made in compliance with Applicable Laws and the factual information contained therein was true and correct in all material respects as of the respective dates of such filings.  The right of Geo to receive payment pursuant to any tariff, rate schedule or similar instrument filed with or subject to the jurisdiction of any Governmental Entity has not been suspended, and Geo has not received written notification questioning the validity of any such tariff, rate schedule or similar instrument which is material to the operations of the Geo Properties, taken as a whole, from any Governmental Entity or customer.  Neither Geo nor any portion of the Geo Properties is subject to the jurisdiction of FERC under the Natural Gas Act of 1938 (“NGA”).

2.29

Non-Consent.

To Geo’s Knowledge, there are no operations involving any of the Geo Properties to which Geo has become a non-consenting party.

2.30

Property Boundaries.

To Geo’s Knowledge, all of the Geo Properties have been drilled and completed, as applicable, within the boundaries of the Geo Properties or within the limits otherwise permitted by contract, pooling or unit agreements, and by Law; and all drilling and completion of the Geo Properties and all development and operations on the Geo Properties have been conducted in all material respects in compliance with all applicable laws, ordinances, rules, regulations and permits, and judgments, orders and decrees of any court or governmental body or agency, except failures which individually and in the aggregate would not have a Material Adverse Effect on the use, value or operation of the Geo Properties.

2.31

Current Payments.

To Geo’s Knowledge, except as expressly set forth in Schedule 2.31, all proceeds from the sale of Hydrocarbons produced from the Geo Properties are currently being paid to Geo and no portion of such proceeds is currently being held in suspense by any Person by whom proceeds are paid except for immaterial amounts.

2.32

No Other Royalties.

Except as expressly set forth in the Geo Reserve Report, to Geo’s Knowledge, the Geo Properties are not burdened by any royalty, overriding royalty interests, Production payments or other burdens on Production, which, in the aggregate, would have a Material Adverse Effect on Geo.

2.33

Reserve Reports.

All information (excluding assumptions and estimates, but including the statement of the percentage of Hydrocarbons reserves from the wells and other interests evaluated therein to which Geo is entitled and the percentage of the costs and expenses related to such wells or interests to be borne by Geo) supplied to Sproule Associates Inc. and Broschat Engineering and Management Services by or on behalf of Geo that was material to such firms’ estimates of proved Hydrocarbons reserves attributable to the Geo Properties in connection with the preparation of the proved Hydrocarbons reserve reports concerning the Hydrocarbons of Geo as of December 31, 2005 and prepared by such engineering firms (the “Geo Reserve Report”) was (at the time supplied or as modified or amended prior to the issuance of the Geo Reserve Report) to Geo’s Knowledge accurate in all material respects and Geo has no Knowledge of any material errors in such information that existed at the time of such issuance.  For purposes of this Agreement “Hydrocarbons” means direct and indirect interests in and rights with respect to oil, gas, mineral, and related properties and assets of any kind and nature, direct or indirect, including working, leasehold and hydrocarbons and operating rights and royalties, overriding royalties, Production payments, net profit interests and other non-working interests and non-operating interests; all interests in rights with respect to oil, condensate, gas, casinghead gas and other liquid or gaseous hydrocarbons and other minerals or revenues therefrom, all contracts in connection therewith and claims and rights thereto (including all Hydrocarbons leases, operating agreements, unitization and pooling agreements and orders, division orders, transfer orders, mineral deeds, royalty deeds, Hydrocarbons sales, exchange and processing contracts and agreements, and in each case, interests thereunder), surface interests, fee interests, reversionary interests, reservations, and concessions; all easements, rights of way, licenses, permits, leases, and other interests associated with, appurtenant to, or necessary for the operation of any of the foregoing; and all interests in equipment and machinery (including wells, well equipment and machinery), Hydrocarbons Production, gathering, transmission, treating, processing, and storage facilities (including tanks, tank batteries, pipelines, and gathering systems), pumps, water plants, electric plants, gasoline and gas processing plants, refineries, and other tangible personal property and fixtures associated with, appurtenant to, or necessary for the operation of any of the foregoing.  Set forth on Schedule 2.33 is a list of all material Hydrocarbons, properties, interests and assets that were included in the Geo Reserve Report that have been disposed of prior to the date hereof.

2.34

Listing.

The outstanding shares of Common Stock are listed for trading on the NASDAQ Capital Stock Market, and on or before the Effective Time, Geo will have applied to have its Common Stock qualified for quotation on the NASDAQ Global Market or such other market as the Parties shall agree.

2.35

SEC Filings.

Geo has filed with the Securities and Exchange Commission all forms, reports, schedules, statements, and other documents required to be filed by it since December 31, 2003 under the Securities Act, the Exchange Act, and all other federal securities laws.  All forms, reports, schedules, statements, and other documents (including all amendments thereto) filed by Geo with the Securities and Exchange Commission since such date are herein collectively referred to as the “SEC Filings.”  Geo has delivered or made available to Southern and Chandler accurate and complete copies of all the SEC Filings in the form filed by Geo with the Securities and Exchange Commission.  The SEC Filings, at the time filed, complied in all material respects with all applicable requirements of federal securities laws.  To the Knowledge of Geo, none of the SEC Filings, including, without limitation, any financial statements or schedules included therein, at the time filed, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.  All material contracts of Geo have been included in the SEC Filings, except for those contracts not required to be filed pursuant to the rules and regulations of the Securities and Exchange Commission.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF SOUTHERN, CHANDLER AND PICA

Southern represents and warrants to Chandler, PICA, Geo and the Surviving Entities; and, jointly and severally, Chandler and PICA represent and warrant to Southern, Geo and the Surviving Entities (with the understanding neither Chandler nor PICA makes any representation or warranty with respect to Southern, and Southern makes no representation or warranty with respect to Chandler or PICA); that:

3.1

Organization and Existence of Southern, Chandler and PICA.

(a)

Southern is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of Texas.  Southern has full power and authority to own, lease or otherwise hold and operate its properties and assets and to carry on its business as presently conducted.  Southern is duly qualified and in good standing to do business as a foreign limited partnership in each jurisdiction in which the conduct or nature of its business or the ownership, leasing, holding or operating of its properties makes such qualification necessary, except such jurisdictions where the failure to be so qualified or in good standing, individually or in the aggregate, would not have a Material Adverse Effect.

(b)

Each of Chandler and PICA is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Colorado.  Each of Chandler and PICA has full power and authority to own, lease or otherwise hold and operate its properties and assets and to carry on its business as presently conducted.  Each of Chandler and PICA is duly qualified and in good standing to do business as a foreign limited liability company in each jurisdiction in which the conduct or nature of its business or the ownership, leasing, holding or operating of its properties makes such qualification necessary, except such jurisdictions where the failure to be so qualified or in good standing, individually or in the aggregate, would not have a Material Adverse Effect.

3.2

Capitalization of Southern, Chandler and PICA; Governing Documents.

(a)

(i)

As of the date of this Agreement, the issued and outstanding partnership interests of Southern are held of record by those Persons listed in Schedule 3.2(a), and are all of the issued and outstanding partnership interests in Southern, and, (ii) as of the Closing, all of the issued and outstanding partnership interests shall be accurately reflected in the respective number of shares of Common Stock to be issued to the respective partners, as set forth in the schedule to be delivered by Southern on or before five business days before the Closing Date, as provided in Section 1.5(a).  All outstanding partnership interests of Southern are validly issued, fully paid and non-assessable, and, except as set forth on Schedule 3.2(a), are not subject to preemptive rights.  Except as set forth in this Section 3.2 or in Schedule 3.2(a), there are outstanding: (i) no partnership interests, voting debt or other voting securities of Southern; (ii) no securities of Southern convertible into or exchangeable for partnership interests, or other voting securities of Southern; and (iii) no options, warrants, calls, rights (including preemptive rights), commitments or agreements to which Southern is a party or by which it is bound in any case obligating Southern to issue, deliver, sell, purchase, redeem or acquire, or cause to be issued, delivered, sold, purchased, redeemed or acquired, additional partnership interests or any other securities of either Southern or any other Person or obligating Southern to grant, extend or enter into any such option, warrant, call, right, commitment or agreement, except for the obligation, as provided herein, for the partners of Southern to make additional capital contributions of $19,048,624, with the bank debt of Southern at Closing to be not more than $6,100,000.  Except as set forth on Schedule 3.2(a), there are not as of the date hereof and there will not be at the Effective Time any partner or member agreements, voting trusts or other agreements or understandings to which Southern is a party or by which it is bound relating to the voting of any partnership interests or voting securities of Southern from, or the casting of votes by, the partners of Southern with respect to the Merger.  The Partnership Agreement has been, and prior to the Closing the Partnership Agreement will be, duly authorized, executed and delivered by the partners and is, and will be, a valid and legally binding agreement, enforceable against Southern and its partners in accordance with its terms.

(b)

The issued and outstanding membership interests of each of Chandler and PICA are held of record by those Persons listed in Schedule 3.2(b) and are all of the issued and outstanding membership interests in Chandler and PICA.  All outstanding membership interests of each of Chandler and PICA are validly issued, fully paid and non-assessable, and are not subject to preemptive rights.  Except as set forth in this Section 3.2 or in Schedule 3.2(b), there are outstanding: (i) no membership interests, voting debt or other voting securities of either Chandler or PICA; (ii) no securities of either Chandler or PICA are convertible into or exchangeable for membership interests, or other voting securities of either Chandler or PICA; and (iii) no options, warrants, calls, rights (including preemptive rights), commitments or agreements to which either Chandler or PICA is a party or by which it is bound in any case obligating either Chandler or PICA to issue, deliver, sell, purchase, redeem or acquire, or cause to be issued, delivered, sold, purchased, redeemed or acquired, additional membership interests or any other securities of Chandler, PICA or any other Person or obligating either Chandler or PICA to grant, extend or enter into any such option, warrant, call, right, commitment or agreement, except for the obligation, as provided herein, for the members of PICA to make additional capital contributions of $359,500 to PICA, and the bank debt of PICA at Closing to be not more than $1,750,000.  There are not as of the date hereof and there will not be at the Effective Time any member agreements, voting trusts or other agreements or understandings to which either Chandler or PICA is a party or by which it is bound relating to the voting of any membership interests or voting securities of either Chandler or PICA from, or the casting of votes by, the members of either Chandler or PICA with respect to the Merger.  The Operating Agreement has been, and prior to the Closing the Operating Agreement will be, duly authorized, executed and delivered by the members and managers and is, and will be, a valid and legally binding agreement, enforceable against either Chandler or PICA, its members and managers in accordance with its terms.

3.3

Authority Relative to This Agreement.

(a)

Southern has full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  Except as set forth on Schedule 3.3(a), the execution, delivery and performance by Southern of this Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action.  The partners of Southern, in accordance with the Partnership Agreement and Texas Entity Laws, have approved, or will approve before the Closing, the Merger and this Agreement, and declared the Merger and this Agreement to be in the best interests of the partners of Southern.  This Agreement has been duly executed and delivered by Southern and constitutes, and each other agreement, instrument or document executed or to be executed by Southern in connection with the transactions contemplated hereby has been, or when executed will be, duly executed and delivered by Southern and constitutes, or when executed and delivered will constitute, a valid and legally binding obligation of Southern enforceable against Southern in accordance with their respective terms, except that such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights generally and (ii) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances.

(b)

Each of Chandler and PICA has full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  The execution, delivery and performance by Chandler and PICA of this Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action.  The members and managers of Chandler and PICA, in accordance with the Operating Agreement and Colorado Entity Laws, have approved, or will approve before the Closing, the Merger and this Agreement, and declared the Merger and this Agreement to be in the best interests of the members of each of Chandler and PICA.  This Agreement has been duly executed and delivered by each of Chandler and PICA and constitutes, and each other agreement, instrument or document executed or to be executed by Chandler or PICA in connection with the transactions contemplated hereby has been, or when executed will be, duly executed and delivered by each of Chandler and PICA and constitutes, or when executed and delivered will constitute, a valid and legally binding obligation of Chandler and PICA enforceable against them in accordance with their respective terms, except that such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights generally and (ii) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances.

3.4

Noncontravention.

(a)

Except as otherwise indicated on Schedule 3.4(a), the execution, delivery and performance by Southern of this Agreement and the consummation by it of the transactions contemplated hereby, do not and will not (i) conflict with or result in a violation of any provision of the Partnership Agreement or other governing instruments of Southern, (ii) conflict with or result in a violation of any provision of, or constitute (with or without the giving of notice or the passage of time or both) a default under, or give rise (with or without the giving of notice or the passage of time or both) to any right of termination, cancellation or acceleration under, any bond,  debenture, note, mortgage, indenture, lease, contract, agreement or other instrument or obligation to which Southern is a party or by which Southern or any of the Southern Properties may be bound, (iii) result in the creation or imposition of any Encumbrance upon the Southern Properties or (iv) assuming compliance with the matters referred to in Section 3.5, violate any Applicable Law binding upon Southern.

(b)

Except as otherwise indicated on Schedule 3.4(b), the execution, delivery and performance by Chandler and PICA of this Agreement and the consummation by it of the transactions contemplated hereby, do not and will not (i) conflict with or result in a violation of any provision of the Operating Agreement or other governing instruments of either Chandler or PICA, (ii) conflict with or result in a violation of any provision of, or constitute (with or without the giving of notice or the passage of time or both) a default under, or give rise (with or without the giving of notice or the passage of time or both) to any right of termination, cancellation or acceleration under, any bond,  debenture, note, mortgage, indenture, lease, contract, agreement or other instrument or obligation to which either Chandler or PICA is a party or by which either Chandler or PICA or any of the Chandler Properties may be bound, (iii) result in the creation or imposition of any Encumbrance upon the Chandler Properties or (iv) assuming compliance with the matters referred to in Section 3.5, violate any Applicable Law binding upon Chandler or PICA.

3.5

Governmental Approvals.

(a)

To the Knowledge of Southern, no consent, approval, order or authorization of, or declaration, filing or registration with, any Governmental Entity is required to be obtained or made by Southern in connection with the execution, delivery or performance by Southern of this Agreement or the consummation by it of the transactions contemplated hereby, other than (i) compliance with any applicable state securities or takeover laws, and (ii) filings of the Certificate of Merger or filings with Governmental Entities to occur in the ordinary course following the consummation of the transactions contemplated hereby, and (iii) such consents, approvals, orders or authorizations which, if not obtained, and such declarations, filings or registrations which, if not made, would not, individually or in the aggregate, have a Material Adverse Effect on Southern.

(b)

To the Knowledge of Chandler and PICA, no consent, approval, order or authorization of, or declaration, filing or registration with, any Governmental Entity is required to be obtained or made by either Chandler or PICA in connection with the execution, delivery or performance by either Chandler or PICA of this Agreement or the consummation by it of the transactions contemplated hereby, other than (i) compliance with any applicable state securities or takeover laws, and (ii) filings of the Statement of Merger or filings with Governmental Entities to occur in the ordinary course following the consummation of the transactions contemplated hereby, and (iii) such consents, approvals, orders or authorizations which, if not obtained, and such declarations, filings or registrations which, if not made, would not, individually or in the aggregate, have a Material Adverse Effect on either Chandler or PICA.

3.6

Financial Statements.

(a)

Southern has delivered to Geo, the Surviving Entities, Chandler and PICA accurate and complete copies of (i) an unaudited consolidated balance sheet as of June 30, 2006 (the “Southern Latest Balance Sheet”), and the related unaudited consolidated statements of income and partners’ equity for the six-month period then ended (the “Southern Latest Financial Statements”), and (ii) an unaudited consolidated balance sheet as of December 31, 2004 and audited consolidated balance sheet as of December 31, 2005, and the related unaudited and audited, respectively, statements of income, partners’ equity and cash flows for the years then ended, and the notes and schedules thereto (the “Southern Annual Financial Statements”) (collectively, the “Southern Financial Statements”); it being understood and agreed that Southern’s independent external auditors shall perform such audits and reviews, and the Southern Financial Statements shall be updated, as may be required under applicable professional standards and applicable securities laws.  The Southern Financial Statements (A) have been prepared from the books and records of Southern in conformity with generally accepted accounting principles applied on a basis consistent with preceding years throughout the periods involved and (B) accurately and fairly present Southern’s consolidated financial position as of the respective dates thereof and its consolidated results of operations and cash flows for the periods then ended, except that the Southern Financial Statements are subject to audit adjustments, which in Southern’s reasonable judgment should not be material in the aggregate.

(b)

Chandler has delivered to Geo, the Surviving Entities and Southern accurate and complete copies of (i) an unaudited consolidated balance sheet as of June 30, 2006 of the PICA Business (the “Chandler Latest Balance Sheet”), and the related unaudited consolidated statements of income and members’ equity of the PICA Business for the six-month period then ended (the “Chandler Latest Financial Statements”), and (ii) an unaudited consolidated balance sheet as of December 31, 2005 of the PICA Business, and the related statements of income, member’ equity and cash flows for the year then ended, and the notes and schedules thereto (the “Chandler Annual Financial Statements”) (collectively, the “Chandler Financial Statements”); it being understood and agreed that Chandler’s and PICA’s independent external auditors shall perform such audits and reviews, and the Chandler Financial Statements shall be updated, as may be required under applicable professional standards and applicable securities laws.  The Chandler Financial Statements (A) have been prepared from the books and records of Chandler in conformity with generally accepted accounting principles applied on a basis consistent with preceding years throughout the periods involved and (B) accurately and fairly present Chandler’s and the PICA Business’s consolidated financial position as of the respective dates thereof and Chandler’s and the PICA Business’s consolidated results of operations and cash flows for the periods then ended, except that the Chandler Financial Statements are subject to audit adjustments, which in Chandler’s reasonable judgment should not be material in the aggregate.

3.7

Absence of Undisclosed Liabilities.

(a)

To the Knowledge of Southern, Southern has no liability or obligation (whether accrued, absolute, contingent, unliquidated or otherwise), including any liability or obligation with respect to the Southern Properties, except (i) liabilities reflected on the Southern Latest Balance Sheet, (ii) liabilities described in the notes accompanying the Southern Annual Financial Statements, (iii) liabilities which have arisen since the date of the Southern Latest Balance Sheet in the ordinary course of business (none of which is a material liability for breach of contract, tort or infringement), (iv) liabilities arising under executory provisions of contracts entered into in the ordinary course of business (none of which is a material liability for breach of contract), (v) liabilities disclosed on Schedule 3.7(a)) and (vi) other liabilities which, in the aggregate, would not result in a Material Adverse Effect on Southern.

(b)

To the Knowledge of Chandler and PICA, neither Chandler nor the PICA Business has any liability or obligation (whether accrued, absolute, contingent, unliquidated or otherwise) that would burden or encumber the PICA Business, including any liability or obligation with respect to the Chandler Properties, except (i) liabilities reflected on the Chandler Latest Balance Sheet, (ii) liabilities described in the notes accompanying the Chandler Annual Financial Statements, (iii) liabilities which have arisen since the date of the Chandler Latest Balance Sheet in the ordinary course of business (none of which is a material liability for breach of contract, tort or infringement), (iv) liabilities arising under executory provisions of contracts entered into in the ordinary course of business (none of which is a material liability for breach of contract), (v) liabilities disclosed on Schedule 3.7(b)) and (vi) other liabilities which, in the aggregate would not result in a Material Adverse Effect on Chandler, PICA or the PICA Business.

3.8

Absence of Certain Changes.

(a)

Except as disclosed on Schedule 3.8(a), since the date of the Southern Latest Balance Sheet, (i) there has not been any material adverse change in, or any event or condition that might reasonably be expected to result in any Material Adverse Effect on the assets or financial condition of Southern or any of the Southern Properties, (ii) the business of Southern has been conducted only in the ordinary course consistent with past practice, (iii) Southern has not incurred any material liability, engaged in any material transaction or entered into any material agreement outside the ordinary course of business consistent with past practice with respect to its business and assets, including the Southern Properties, (iv) Southern has not suffered any material loss, damage, destruction or other casualty to any of its assets, including any of the Southern Properties (whether or not covered by insurance) and (v) Southern has not taken any of the actions set forth in Section 4.2 except as permitted thereunder.

(b)

Except as disclosed on Schedule 3.8(b), since the date of the Chandler Latest Balance Sheet, (i) there has not been any material adverse change in, or any event or condition that might reasonably be expected to result in any Material Adverse Effect on the assets or financial condition of Chandler, PICA, the PICA Business or any of the Chandler Properties, (ii) the business of Chandler and the PICA Business has been conducted only in the ordinary course consistent with past practice, (iii) none of Chandler, PICA or the PICA Business has incurred any material liability, engaged in any material transaction or entered into any material agreement outside the ordinary course of business consistent with past practice with respect to its business and assets, including the Chandler Properties, (iv) neither Chandler nor PICA has suffered any material loss, damage, destruction or other casualty to any of its assets, including the PICA Business and any of the Chandler Properties (whether or not covered by insurance) and (v) neither Chandler nor PICA nor the PICA Business has taken any of the actions set forth in Section 4.2 except as permitted thereunder.

3.9

Title to Properties.

(a)

In all material respects, (i) Southern has full beneficial interest in and legal title to the Southern Properties and, (ii) at the time of Closing, Southern, will have such title to, or valid leasehold and right-of-way interests in, all of the Southern Properties, as is customary and reasonable for the oil and gas exploration and production industry, free and clear of all Encumbrances other than Encumbrances set forth on Schedule 3.9(a).

(b)

In all material respects, (i) Chandler has full beneficial interest in and legal title to the Chandler Properties and, (ii) at the time of Closing, Chandler and then, concurrently and immediately upon the PICA Business Transfer, PICA, will have such title to, or valid leasehold and right-of-way interests in, all of the Chandler Properties, as is customary and reasonable for the oil and gas exploration and production industry, free and clear of all Encumbrances other than Encumbrances set forth on Schedule 3.9(b).

3.10

Compliance with Laws.

(a)

Except as disclosed on Schedule 3.10(a), to the Knowledge of Southern, Southern has complied in all material respects with all Applicable Laws, except for noncompliance with such Applicable Laws which, individually or in the aggregate, do not and will not have a Material Adverse Effect on Southern.  Except as disclosed on Schedule 3.10(a), Southern has not received any written notice from any Governmental Entity, which has not been dismissed or otherwise disposed of, that Southern has not so complied.  Southern has not been charged or, to the Knowledge of Southern, threatened with, or under investigation with respect to, any violation of any Applicable Law relating to any aspect of the business of Southern, other than violations which, individually or in the aggregate, do not and in the reasonable judgment of Southern will not have a Material Adverse Effect on Southern.

(b)

Except as disclosed on Schedule 3.10(b), to the Knowledge of Chandler and PICA, Chandler and PICA have complied in all material respects with all Applicable Laws, except for a noncompliance with such Applicable Laws which, individually or in the aggregate, do not and will not have a Material Adverse Effect on Chandler, PICA, the PICA Business or the Chandler Properties.  Except as disclosed on Schedule 3.10(b), neither Chandler nor PICA has received any written notice from any Governmental Entity, which has not been dismissed or otherwise disposed of, that Chandler or PICA has not so complied.  Neither Chandler nor PICA has been charged or, to the Knowledge of Chandler and PICA, threatened with, or under investigation with respect to, any violation of any Applicable Law relating to any aspect of the business of Chandler, PICA, for the PICA Business other than violations which, individually or in the aggregate, do not and in the reasonable judgment of Chandler and PICA will not have a Material Adverse Effect on Chandler, PICA, the PICA Business or the Chandler Properties.

3.11

Tax Matters.

(a)

Southern has filed all federal, state and local Tax Returns, including those relating to real and personal property taxes, ad valorem taxes, severance taxes and any other Taxes imposed on or with respect to any of its assets, including the Southern Properties and any Production therefrom.  All Tax Returns have been timely filed with the applicable taxing authority, except as set forth on Schedule 3.11(a), and all Taxes required to be shown thereon have been paid.  There are no liens for Taxes (other than for Taxes not yet due and payable) upon Southern or any of the Southern Properties.  There has been no issue raised or adjustment proposed (and to the Knowledge of Southern, none is pending) by the IRS or any other taxing authority in connection with any of Tax Returns, nor has Southern received any written notice from the IRS or any other taxing authority that any Tax Return is being audited or may be audited or examined.  Southern has not received a written notice of a claim made by any Taxing authority in a jurisdiction where Southern does not file Tax Returns that it is or may be subject to Tax in such jurisdiction.  Southern has not agreed to the extension of any statute of limitations on the assessment or collection of any Tax or with respect to any Tax Return.  There are no Tax rulings, requests for rulings or closing agreements with any taxing authority with respect to Southern.  Southern has no current or potential contractual obligation, through Tax sharing agreements or otherwise, to indemnify any other Person with respect to Taxes or to make any distribution to its partners with respect to any current or future tax liability of such partners except for up to $1,200,000 to be distributed to the partners of Southern to cover anticipated tax liabilities as set forth in Section 4.2(o).  Neither Southern nor any of its partners has filed an election on IRS Form 8832, Entity Classification Election, causing Southern to be classified as an association taxable as a corporation for U.S. federal income tax purposes.  No direct or indirect partner of Southern is a “foreign person” as defined in Section 1445(f)(3) of the Code.

(b)

Each of Chandler and PICA has filed all federal, state and local Tax Returns required to be filed by it, including those relating to real and personal property taxes, ad valorem taxes, severance taxes and any other Taxes imposed on or with respect to any of its assets, including the Chandler Properties and any Production therefrom.  All Tax Returns have been timely filed with the applicable taxing authority, except as set forth on Schedule 3.11(b), and all Taxes required to be shown thereon have been paid.  There are no liens for Taxes (other than for Taxes not yet due and payable) upon Chandler or any of the Chandler Properties.  There has been no issue raised or adjustment proposed (and to the Knowledge of Chandler and PICA, none is pending) by the IRS or any other taxing authority in connection with any of Tax Returns, nor has Chandler or PICA received any written notice from the IRS or any other taxing authority that any such Tax Return is being audited or may be audited or examined.  Neither Chandler nor PICA has received a written notice of a claim made by any Taxing authority in a jurisdiction where Chandler or PICA does not file Tax Returns that it is or may be subject to Tax in such jurisdiction.  Neither Chandler nor PICA has agreed to the extension of any statute of limitations on the assessment or collection of any Tax or with respect to any Tax Return.  There are no Tax rulings, requests for rulings or closing agreements with any taxing authority with respect to Chandler or PICA.  Neither Chandler nor PICA has current or potential contractual obligation, through Tax sharing agreement or otherwise, to indemnify any other Person with respect to Taxes or to make any distribution to its members with respect to any current or future tax liability of members.  Neither Chandler nor PICA nor any of its members has filed an election on IRS Form 8832, Entity Classification Election, causing Chandler or PICA to be classified as an association taxable as a corporation for U.S. federal income tax purposes.  No direct or indirect member of Chandler or member of PICA is a foreign person.

3.12

Legal Proceedings.

(a)

Except as set forth on Schedule 3.12(a), there are no Proceedings pending or, to the Knowledge of Southern, threatened against or involving Southern or rights of Southern with respect to any of its assets, including the Southern Properties.  Southern is not subject to any judgment, order, writ, injunction, or decree of any Governmental Entity which has had or is reasonably likely to have a Material Adverse Effect on Southern or title to or the value of any of its assets, including the Southern Properties.  There are no Proceedings pending or, to the Knowledge of Southern, threatened against Southern or its assets, including the Southern Properties, seeking to restrain, prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby or which could reasonably be expected to affect Southern’s ability to consummate the transactions contemplated hereby.

(b)

Except as set forth on Schedule 3.12(b), there are no Proceedings pending or, to the Knowledge of Chandler and PICA, threatened against or involving Chandler or PICA or rights of Chandler or PICA with respect to any of its assets, including the Chandler Properties.  Neither Chandler nor PICA is subject to any judgment, order, writ, injunction, or decree of any Governmental Entity which has had or is reasonably likely to have a Material Adverse Effect on Chandler or PICA or title to or the value of any of its assets, including the Chandler Properties.  There are no Proceedings pending or, to the Knowledge of Chandler and PICA, threatened against Chandler or PICA or its assets, including the Chandler Properties, seeking to restrain, prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby or which could reasonably be expected to affect Chandler’s or PICA’s ability to consummate the transactions contemplated hereby.

3.13

Brokerage Fees.

Neither Southern nor Chandler nor PICA has retained any financial advisor, broker, agent or finder or paid or agreed to pay any financial advisor, broker, agent or finder on account of this Agreement or any transaction contemplated hereby, except that Southern has agreed to pay Michael J. Foy a finder’s fee payable solely by Southern.

3.14

Permits.

(a)

Southern holds all Permits necessary or required for the conduct of its business as currently conducted, except for Permits the absence of which do not and will not have a Material Adverse Effect on Southern or the Southern Properties.  Each of such Permits is in full force and effect and Southern is in compliance with each such Permit, except in such respects as would not reasonably be expected to have a Material Adverse Effect on Southern or the Southern Properties.  Except as disclosed on Schedule 3.14(a), Southern has not received any written notice from any Governmental Entity and no Proceeding is pending or, to the Knowledge of Southern, threatened with respect to any alleged failure by Southern to have any Permit the absence of which would have a Material Adverse Effect on Southern or the Southern Properties.

(b)

Chandler holds, all Permits necessary or required for the conduct of its business and the PICA Business as currently conducted, except for Permits the absence of which do not and will not have a Material Adverse Effect on Chandler, PICA, the PICA Business or the Chandler Properties.  Each of such Permits is in full force and effect and Chandler or PICA, as the case may be, is in compliance with each such Permit, except in such respects as would not reasonably be expected to have a Material Adverse Effect on Chandler, PICA, the PICA Business or the Chandler Properties.  Except as disclosed on Schedule 3.14(b), neither Chandler nor PICA has received any written notice from any Governmental Entity and no Proceeding is pending or, to the Knowledge of Chandler and PICA, threatened with respect to any alleged failure by Chandler or PICA to have any Permit the absence of which would have a Material Adverse Effect on Chandler, PICA, the PICA Business or the Chandler Properties.

3.15

Environmental Matters.

Except as disclosed on Schedule 3.15(a) (with respect to Southern) or Schedule 3.15(b) (with respect to Chandler and PICA), neither Southern nor Chandler nor PICA has received any written notice of any investigation or inquiry regarding the Southern Properties or the Chandler Properties from any Governmental Entity under any Applicable Environmental Laws, including, without limitation, CERCLA, RCRA and HSWA.  To the Knowledge of Southern, with respect to the Southern Properties, and to the Knowledge of Chandler and PICA, with respect to the Chandler Properties, neither the Southern Properties nor the Chandler Properties have been used for Disposal of any Hazardous Substance and no condition otherwise exists on any such property, such that such property would be subject to any material remedial obligations under any Applicable Environmental Laws which obligations would have a Material Adverse Effect on Southern or the Southern Properties, or on Chandler, PICA or the Chandler Properties, as the case may be.

3.16

Revenue and Expense Information; Records.

(a)

The property list, cash receipts, disbursements and Production volumes with respect to the Southern Properties described are true and correct and Southern has good and marketable title to the Southern Properties to which such receipts, disbursements and Production volumes relate, except for such matters as would not have a Material Adverse Effect on Southern.  Southern has not received any written notice of and does not have Knowledge of any material adverse claim against Southern’s title to the Southern Properties.  The Southern Records are true and correct in all material respects and accurately reflect the ownership and operation of the Southern Properties by Southern, except for such matters as would not have a Material Adverse Effect on Southern.

(b)

The property list, cash receipts, disbursements and Production volumes with respect to the Chandler Properties described are true and correct and Chandler has, in connection with the PICA Business Transfer PICA will have, good and marketable title to the Chandler Properties to which such receipts, disbursements and Production volumes relate, except for such matters as would not have a Material Adverse Effect on Chandler, PICA or the Chandler Properties.  Neither Chandler nor PICA has received any written notice of and does not have Knowledge of any material adverse claim against Chandler’s or, following the PICA Business Transfer, PICA’s, title to the Chandler Properties.  The Chandler Records are true and correct in all material respects and accurately reflect the ownership and operation of the Chandler Properties by Chandler, except for such matters as would not have a Material Adverse Effect on Chandler or PICA.

3.17

Commitments.

(a)

Except as set forth on Schedule 3.17(a), to Southern’s Knowledge, Southern has incurred no material expenses, and has made no commitments to make material expenditures (and Southern has not entered into any agreements that would obligate Geo to make material expenditures), in connection with (and no other obligations or liabilities have been incurred which would materially adversely affect) the ownership or operation of the Southern Properties after the Effective Time.

(b)

To Chandler’s and PICA’s Knowledge, neither Chandler nor PICA has incurred material expenses, nor made any commitments to make material expenditures (and neither Chandler nor PICA has entered into any agreements that would obligate Geo to make material expenditures, except for drilling expenses of Chandler on certain Chandler Properties, as set forth in Schedule 3.17(b)), in connection with (and no other obligations or liabilities have been incurred which would materially adversely affect) the ownership or operation of the Chandler Properties after the Effective Time.

3.18

No Alienation.

Within 120 days prior to the date hereof, neither Southern nor Chandler nor PICA has sold, assigned, conveyed, or transferred or contracted to sell, assign, convey or transfer any right or title to, or interest in, their respective Properties.

3.19

Make-Up Rights.

(a)

To Southern’s Knowledge, Southern has not, nor has any other Person, received prepayments (including but not limited to, payments for Hydrocarbons not taken pursuant to “take-or-pay” or similar arrangements) for any Hydrocarbons produced from the Southern Properties as a result of which the obligation does or may exist to deliver Hydrocarbons produced from the Southern Properties after the Effective Time without then receiving payment (or without then receiving full payment) therefor or to make repayments in cash, and the working interest owners have not so delivered any Hydrocarbons from the Southern Properties or so made any such repayment in cash.

(b)

To Chandler’s and PICA’s Knowledge, Chandler has not, nor has any other Person, received prepayments (including but not limited to, payments for Hydrocarbons not taken pursuant to “take-or-pay” or similar arrangements) for any Hydrocarbons produced from the Chandler Properties as a result of which the obligation does or may exist to deliver Hydrocarbons produced from the Chandler Properties after the Effective Time without then receiving payment (or without then receiving full payment) therefor or to make repayments in cash, and the working interest owners have not so delivered any Hydrocarbons from the Chandler Properties or so made any such repayment in cash.

3.20

Imbalance.

(a)

To Southern’s Knowledge, any imbalance among the owners of the interests in the wells and units included in the Southern Properties are consistent with those that are normal and customary in the oil and gas industry, and Schedule 3.20(a) sets forth all material gas imbalances affecting the Southern Properties as of the date hereof.  To Southern’s Knowledge, no condition exists affecting the operation of the Southern Properties which has materially impaired, or could reasonably be expected to materially impair, Production from or the operations of the Southern Properties.

(b)

To Chandler’s and PICA’s Knowledge, any imbalance among the owners of the interests in the wells and units included in the Chandler Properties are consistent with those that are normal and customary in the oil and gas industry, and Schedule 3.20(b) sets forth all material gas imbalances affecting the Chandler Properties as of the date hereof.  To Chandler’s and PICA’s Knowledge, no condition exists affecting the operation of the Chandler Properties which has materially impaired, or could reasonably be expected to materially impair, Production from or the operations of the Chandler Properties..

3.21

Preferential Rights and Consents to Assign.

(a)

To Southern’s Knowledge, there are no consents to assignment or waivers of preferential rights to purchase that must be obtained from third parties in order for Southern to consummate the transactions contemplated by this Agreement without violating or breaching a duty or obligation of Southern.

(b)

To Chandler’s and PICA’s Knowledge, except as set forth on Schedule 3.21(b), there are no consents to assignment or waivers of preferential rights to purchase that must be obtained from third parties in order for Chandler and PICA to consummate the transactions contemplated by this Agreement without violating or breaching a duty or obligation of Chandler or PICA.

3.22

No Participating Hydrocarbons.

(a)

To Southern’s Knowledge, the Southern Properties do not include any unleased Hydrocarbons where Southern has agreed to bear a share of drilling, operating or other costs as a participating mineral owner.

(b)

To Chandler’s and PICA’s Knowledge, the Chandler Properties do not include any unleased Hydrocarbons where Chandler or PICA has agreed to bear a share of drilling, operating or other costs as a participating mineral owner.

3.23

Investment Intent.

Each partner of Southern and member of PICA shall deliver an Investment Agreement and (applicable to partners and members consisting of one or more individuals) the Investor Questionnaire, in the form attached as Exhibit 3.23, to Geo, on or before the Closing, which to Southern’s and PICA’s Knowledge, shall be true and correct.

3.24

Disclosure.

(a)

No representation or warranty of Southern in this Agreement and no statement in the Schedules hereto pertaining to Southern omits to state a material fact necessary to make the statements herein or therein, in light of the circumstances in which they were made, not misleading.  There is no fact known to Southern that has specific application to Southern or the Southern Properties (other than general economic or industry conditions) as far as Southern can reasonably foresee, that materially threatens the assets, business, prospects, financial condition, or results of operations of Southern or the Southern Properties that has not been set forth in this Agreement or the Schedules hereto pertaining to Southern.

(b)

No representation or warranty of Chandler or PICA in this Agreement and no statement in the Schedules hereto pertaining to Chandler or PICA omits to state a material fact necessary to make the statements herein or therein, in light of the circumstances in which they were made, not misleading.  There is no fact known to Chandler or PICA that has specific application to Chandler or PICA or the Chandler Properties (other than general economic or industry conditions) as far as Chandler and PICA can reasonably foresee, that materially threatens, the assets, business, prospects, financial condition, or results of operations of Chandler or PICA or the Chandler Properties that has not been set forth in this Agreement or the Schedules hereto pertaining to Chandler or PICA.

3.25

Insurance.

Southern, Chandler and PICA each have insurance in such amounts and against such risks and losses as are customary for companies engaged in the business of the ownership of mineral and royalty interests.

3.26

Employees.

There are no collective bargaining agreements or other labor union contracts applicable to any employees of Southern, Chandler or PICA, and no such agreement or contract has been requested by an employee or group of employees of Southern, Chandler or PICA.  Each of Southern, Chandler and PICA is in compliance in all material respects with all Applicable Laws pertaining to employment and employment practices and wages, hours and other terms and conditions of employment in respect of its employees, and has no accrued liability for any arrears of wages or any Taxes or penalties for failure to comply with any thereof.  There is no pending or, to the Knowledge of Southern, threatened Proceeding against or involving Southern by or before, and Southern is not subject to any judgment, order, writ, injunction, or decree of or inquiry from, any Governmental Entity in connection with any current, former or prospective employee of Southern. There is no pending or, to the Knowledge of Chandler or PICA, threatened Proceeding against or involving Chandler or PICA by or before, and neither Chandler nor PICA is subject to any judgment, order, writ, injunction, or decree of or inquiry from, any Governmental Entity in connection with any current, former or prospective employee of Chandler or PICA.

3.27

Agreements, Contracts and Commitments.

(a)

Schedule 3.27(a) lists all leases, contracts, agreements and instruments to which Southern is a party as of the date hereof and which are in any single case of material importance to the conduct of the business of Southern (true and correct copies of each such document requested by Geo or Chandler have been previously delivered to them).  Except as set forth in Schedule 3.27(a), Southern does not have as of the date hereof (i) any collective bargaining agreements or any agreements that contain any severance pay liabilities or obligations, (ii) any bonus, deferred compensation, pension, profit-sharing or retirement plans, programs or other similar employee benefit arrangements except as otherwise set forth in its Limited Partnership Agreement, (iii) any employment agreement, contract or commitment with an employee, or agreements to pay severance, (iv) any agreement of guarantee or indemnification running from Southern to any Person, except as set forth in its Limited Partnership Agreement (and with respect to its general partner, its Regulations), (v) any agreement, indenture or other instrument for borrowed money and any agreement or other instrument which contains restrictions with respect to payment of dividends or any other distribution in respect of the Southern Converted Securities or any other outstanding securities, (vi) any agreement, contract or commitment containing any covenant limiting the freedom of Southern to engage in any line of business or compete with any Person, (vii) any agreement, contract or commitment relating to capital expenditures in excess of $250,000 involving future payments except as set forth in Schedule 3.27(a), (viii) any agreement, contract or commitment relating to the acquisition of assets or capital stock of any business enterprise, or (ix) any agreement, contract or commitment not made in the ordinary course of business.  Except as set forth in Schedule 3.27(a), Southern has not breached, nor to Southern’s Knowledge is there any claim or any legal basis for a claim that Southern has breached, any of the terms or conditions of any agreement, contract or commitment set forth in the Schedules or of any other agreement, contract or commitment, which breach would have a Material Adverse Effect on Southern or the Southern Properties.

(b)

Schedule 3.27(b) lists all leases, contracts, agreements and instruments to which Chandler or PICA is a party as of the date hereof and which are in any single case of material importance to the conduct of the business of Chandler and the PICA Business (true and correct copies of each such document requested by Geo or Southern have been previously delivered to them).  Except as set forth in Schedule 3.27(b), neither Chandler nor PICA has as of the date hereof (i) any collective bargaining agreements or any agreements that contain any severance pay liabilities or obligations, (ii) any bonus, deferred compensation, pension, profit-sharing or retirement plans, programs or other similar employee benefit arrangements, (iii) any employment agreement, contract or commitment with an employee, or agreements to pay severance, (iv) any agreement of guarantee or indemnification running from Chandler or PICA to any Person, (v) any agreement, indenture or other instrument for borrowed money and any agreement or other instrument which contains restrictions with respect to payment of dividends or any other distribution in respect of the Chandler Converted Securities or any other outstanding securities, (vi) any agreement, contract or commitment containing any covenant limiting the freedom of Chandler or PICA to engage in any line of business or compete with any Person, (vii) any agreement, contract or commitment relating to capital expenditures in excess of $250,000 involving future payments except as set forth in Schedule 3.27(b), (viii) any agreement, contract or commitment relating to the acquisition of assets or capital stock of any business enterprise, or (ix) any agreement, contract or commitment not made in the ordinary course of business.  Except as set forth in Schedule 3.27 (b), neither Chandler nor PICA has breached, nor to Chandler’s or PICA’s Knowledge is there any claim or any legal basis for a claim that Chandler or PICA has breached, any of the terms or conditions of any agreement, contract or commitment set forth in the Schedules or of any other agreement, contract or commitment, which breach would have a Material Adverse Effect on Chandler or PICA or the Chandler Properties.

3.28

Hedging.

(a)

Except as set forth on Schedule 3.28(a), Southern is not engaged in any oil, natural gas or other futures or option trading in respect of which it has any material future liability, nor is it a party to any price swaps, hedges, futures or similar instruments.  Schedule 3.28(a) sets forth for the periods shown obligations of Southern for the delivery of Hydrocarbons attributable to any of the Southern Properties in the future on account of prepayment, advance payment, take-or-pay or similar obligations without then or thereafter being entitled to receive full value therefore.  Except as set forth in Schedule 3.28(a), as of the date hereof,  Southern is not bound by futures, hedge, swap, collar, put, call, floor, cap, option or other contracts that are intended to benefit from, relate to or reduce or eliminate the risk of fluctuations in the price of commodities, including Hydrocarbons, or securities.

(b)

Except as set forth on Schedule 3.28(b), neither Chandler nor PICA is engaged in any oil, natural gas or other futures or option trading in respect of which it has any material future liability, nor is it a party to any price swaps, hedges, futures or similar instruments.  Schedule 3.28(b) sets forth for the periods shown obligations of Chandler and PICA for the delivery of Hydrocarbons attributable to any of the Chandler Properties in the future on account of prepayment, advance payment, take-or-pay or similar obligations without then or thereafter being entitled to receive full value therefore.  Except as set forth in Schedule 3.28(b), as of the date hereof,  neither Chandler nor PICA is bound by futures, hedge, swap, collar, put, call, floor, cap, option or other contracts that are intended to benefit from, relate to or reduce or eliminate the risk of fluctuations in the price of commodities, including Hydrocarbons, or securities.

3.29

Regulatory Agencies.

(a)

Except as set forth in Schedule 3.29(a), all currently effective filings heretofore made by Southern with FERC, and all other Regulatory Agencies were made in compliance with Applicable Laws and the factual information contained therein was true and correct in all material respects as of the respective dates of such filings.  The right of Southern to receive payment pursuant to any tariff, rate schedule or similar instrument filed with or subject to the jurisdiction of any Governmental Entity has not been suspended, and Southern has not received written notification questioning the validity of any such tariff, rate schedule or similar instrument which is material to the operations of the Southern Properties, taken as a whole, from any Governmental Entity or customer.  Neither Southern nor any portion of the Southern Properties is subject to the jurisdiction of FERC under the NGA.

(b)

Except as set forth in Schedule 3.29(b), all currently effective filings heretofore made by Chandler with FERC, and all other Regulatory Agencies were made in compliance with Applicable Laws and the factual information contained therein was true and correct in all material respects as of the respective dates of such filings.  The right of Chandler, and at the Closing the right of PICA, to receive payment pursuant to any tariff, rate schedule or similar instrument filed with or subject to the jurisdiction of any Governmental Entity has not been suspended, and Chandler has not received written notification questioning the validity of any such tariff, rate schedule or similar instrument which is material to the operations of the Chandler Properties, taken as a whole, from any Governmental Entity or customer.  Neither Chandler, nor at the Closing PICA, nor any portion of the Chandler Properties is subject to the jurisdiction of FERC under the NGA.

3.30

Non-Consent.

(a)

To Southern’s Knowledge, there are no operations involving any of the Southern Properties to which Southern has become a non-consenting Person.

(b)

To Chandler’s and PICA’s Knowledge, there are no operations involving any of the Chandler Properties to which Chandler or PICA has become a non-consenting Person.

3.31

Property Boundaries.

(a)

To  Southern’s Knowledge, all of the Southern Properties have been drilled and completed, as applicable, within the boundaries of the Southern Properties or within the limits otherwise permitted by contract, pooling or unit agreements, and by Law; and all drilling and completion of the Southern Properties and all development and operations on the Southern Properties have been conducted in all material respects in compliance with all applicable laws, ordinances, rules, regulations and permits, and judgments, orders and decrees of any court or governmental body or agency, except failures which individually and in the aggregate would not have a Material Adverse Effect on the use, value or operation of the Southern Properties.

(b)

To  Chandler’s and PICA’s Knowledge, all of the Chandler Properties have been drilled and completed, as applicable, within the boundaries of the Chandler Properties or within the limits otherwise permitted by contract, pooling or unit agreements, and by Law; and all drilling and completion of the Chandler Properties and all development and operations on the Chandler Properties have been conducted in all material respects in compliance with all applicable laws, ordinances, rules, regulations and permits, and judgments, orders and decrees of any court or governmental body or agency, except failures which individually and in the aggregate would not have a Material Adverse Effect on the use, value or operation of the Chandler Properties.

3.32

Current Payments.

(a)

To Southern’s Knowledge, except as expressly set forth in Schedule 3.32(a), all proceeds from the sale of Hydrocarbons produced from the Southern Properties are currently being paid to Southern and no portion of such proceeds is currently being held in suspense by any Person by whom proceeds are paid except for immaterial amounts.

(b)

To Chandler’s and PICA’s Knowledge, except as expressly set forth in Schedule 3.32(b), all proceeds from the sale of Hydrocarbons produced from the Chandler Properties are currently being paid to Chandler and no portion of such proceeds is currently being held in suspense by any Person by whom proceeds are paid except for immaterial amounts.

3.33

No Other Royalties.

(a)

Except as expressly set forth in the Southern Reserve Report, to Southern’s Knowledge, the Southern Properties are not burdened by any royalty, overriding royalty interests, Production payments or other burdens on Production, which, in the aggregate, would have a Material Adverse Effect on Southern.

(b)

Except as expressly set forth in the Chandler Reserve Report, to Chandler’s and PICA’s Knowledge, the Chandler Properties are not burdened by any royalty, overriding royalty interests, Production payments or other burdens on Production, which in the aggregate, would have a Material Adverse Effect on Chandler.

3.34

Reserve Reports.

(a)

All information (excluding assumptions and estimates, but including the statement of the percentage of Hydrocarbons reserves from the wells and other interests evaluated therein to which Southern is entitled and the percentage of the costs and expenses related to such wells or interests to be borne by Southern) used by or on behalf of Southern that was material to estimates of proved Hydrocarbons reserves attributable to the Southern Properties in connection with the preparation of the proved Hydrocarbons reserve reports for Southern as of  June 30, 2006 (the “Southern Reserve Report”) was (at the time supplied or as modified or amended prior to the issuance of the Southern Reserve Report) to Southern’s Knowledge accurate in all material respects and Southern has no Knowledge of any material errors in such information that existed at the time of such issuance.  Set forth on Schedule 3.34(a) is a list of all material Hydrocarbons, properties, interests and assets that were included in the Southern Reserve Report that have been disposed of prior to the date hereof.

(b)

All information (excluding assumptions and estimates, but including the statement of the percentage of Hydrocarbons reserves from the wells and other interests evaluated therein to which Chandler is entitled and the percentage of the costs and expenses related to such wells or interests to be borne by Chandler) used by or on behalf of Chandler that was material to estimates of proved Hydrocarbons reserves attributable to the Chandler Properties in connection with the preparation of the proved Hydrocarbons reserve reports for Chandler as of  June 30, 2006 (the “Chandler Reserve Report”) was (at the time supplied or as modified or amended prior to the issuance of the Chandler Reserve Report) to Chandler’s and PICA’s Knowledge accurate in all material respects and neither Chandler nor PICA has Knowledge of any material errors in such information that existed at the time of such issuance.  Set forth on Schedule 3.34(b) is a list of all material Hydrocarbons, properties, interests and assets that were included in the  Chandler Reserve Report that have been disposed of prior to the date hereof.

ARTICLE 4
CONDUCT OF THE PARTIES PENDING MERGER;
CERTAIN ACTIONS RELATING TO CLOSING

4.1

Conduct and Preservation of Business of the Respective Parties.

(a)

Each Party hereby covenants and agrees with the other Parties that, except as contemplated by this Agreement, during the period from the date hereof to the Effective Time, it (i) shall conduct its operations according to the ordinary course of business consistent with past practice and in material compliance with all Applicable Laws, (ii) shall use its reasonable best efforts to preserve, maintain and protect its Properties and business organizations, keep available the services of its current officers, directors, general partners, members, managers and employees, and endeavor to preserve its relationship with customers, suppliers and others having business dealings with it to the end that its goodwill and ongoing business shall not be impaired in any material respect at the Effective Time.

(b)

As construed and interpreted to be consistent with all other applicable provisions herein, the Parties understand and agree that, in the PICA Business Transfer, the PICA Business will, at the Effective Time, include, among other things:

(i)

new capital contributions of $359,500 in cash; plus

(ii)

the Chandler Properties, as listed in the engineering report; and

(iii)

bank debt of not more than $1,750,000.

4.2

Restrictions on Certain Actions of the Parties.

Except as otherwise expressly provided in this Agreement, prior to the Effective Time, no Party (which, with respect to Chandler, will be with respect to the PICA Business) shall, without the written consent of each other Party hereto (which consent shall not be unreasonably withheld), shall:

(a)

amend its articles of incorporation, articles of organization, bylaws, limited partnership agreement, operating agreement or similar governing documents, as may be applicable to such Party;

(b)

except in the ordinary course of business (i) create, incur, guarantee or assume any indebtedness for borrowed money or otherwise become liable or responsible for the obligations of any other Person, (ii) make any loans, advances or capital contributions to, or investments in, any other Person, or (iii) mortgage or pledge any of its Properties or any interests therein or any of its material assets, tangible or intangible, or create any material lien thereupon (except for statutory liens (including materialmen’s, mechanic’s, repairmen’s, landlord’s and other similar liens) arising in connection with the ordinary course of business securing payments not yet due and payable or, if due and payable, the validity of which is being contested in good faith by appropriate legal proceedings and for which adequate reserves have been set aside);

(c)

except as provided in Section 5.14, (i) enter into, adopt or (except as may be  required by law) amend or terminate any bonus, profit sharing, compensation, severance, termination, stock appreciation right, restricted stock, performance unit, stock equivalent, stock purchase, pension, retirement, deferred compensation, employment, severance or other employee benefit agreement, trust, plan, fund or other arrangement for the benefit or welfare of any individual that is a member, manager, partner, director, officer or employee of a Party (any or all such agreements, trusts, plans, funds or other arrangements, as set forth in this clause (i) generically speaking and also encompassing such agreements, trusts, etc. as they may exist after the Closing, an “Employee Agreement, Plan or Benefit” or “Employee Agreements, Plans or Benefits”), (ii) except for normal increases in the ordinary course of business consistent with past practice that, in the aggregate, do not result in a material increase in benefits or compensation expense of the Party’s Employee Agreements, Plans or Benefits, or (iii) pay to any its members, managers, partners, officers, directors or employees any benefit not required by any Employee Agreement, Plan or Benefit as in effect on the date hereof;

(d)

acquire, sell, lease, transfer or otherwise dispose of, directly or indirectly, any assets or any of its Properties or any interests therein except in the ordinary course of business consistent with past practice;

(e)

amend, modify or change any existing lease, contract or other agreement, other than in the ordinary course of the business consistent with past practice;

(f)

waive, release, grant or transfer any rights of value, other than in the ordinary course of business consistent with past practice;

(g)

delay payment of any account payable or any known or accrued liability beyond the earlier of sixty (60) days or its due date or the date when such liability would have been paid in the ordinary course of business consistent with past practice, unless such delay is due to a good faith dispute as to liability or amount;

(h)

permit any current insurance or reinsurance or continuation coverage to lapse if such policy insures risks, contingencies or liabilities (including product liability) related to its Properties other than in connection with any advance renewal or replacement of an existing insurance policy;

(i)

make any capital expenditure except as set forth in the applicable Schedule for such Party as provided herein or as otherwise incurred in the ordinary course of business consistent with past practices;

(j)

pay, discharge or satisfy any claims, liabilities or obligations (whether accrued, absolute, contingent, unliquidated or otherwise, and whether asserted or unasserted), other than the payment, discharge or satisfaction in the ordinary course of business consistent with past practice, or in accordance with their terms, of liabilities reflected or reserved against in its financial statements, or incurred since the date of the last balance sheet in the ordinary course of business consistent with past practice; provided, however, that customary expenses incurred in connection with the transactions contemplated by this Agreement shall be deemed to be in the ordinary course of business and shall be borne by the Party (including the Party’s partners or members as the case may be) in accordance with Section 5.6 of this Agreement;

(k)

enter into any material lease, contract, agreement, commitment, arrangement or transaction;

(l)

change any of the accounting principles or practices used by it, except for any change required by reason of a concurrent change in GAAP and notice of which is given in writing to the other Parties;

(m)

enter into any hedging, swap, fixed price sale or purchase or other derivative contract, other than in the ordinary course of business, consistent with past purchases or may be required by agreement;

(n)

accelerate collection of any notes or accounts receivable generated by it or its business by using collections efforts beyond what would have been used in the ordinary course of business;

(o)

(i)

except as otherwise may be specifically provided herein, declare or pay any dividends on or make other distributions in respect of any of its equity interests, other than dividends or distributions of cash received or royalty payment checks received on or prior to June 30, 2006, less:

(A)

(1) ordinary and customary lease operation costs and expenses, (2) production taxes, (3) ordinary and customary general and administrative expenses, (4) required debt service, and (5) any other allowable disbursements made in accordance with this Section 4.2 and, with respect to such cash flows and the foregoing items (1) through (5), consistent with Section 4.1;

(B)

up to $1,200,000 that Southern may distribute to its partners to pay for income tax liabilities on ordinary income (subject to reasonable documentation in support of such amounts distributed);

(C)

the payment of up to $164,500 paid from the PICA Business a portion of the consideration to be paid to those holders of the Yuma Working Interests who accept the offer to purchase their working interests and become parties to the Yuma Working Interests Sale Agreement, as provided in Section 1.5(e); and

(D)

up to $250,000 (gross) that Geo may distribute to its employees as a year-end bonus for 2006; and

(E)

up to the Allowed Leonardite Distribution (as defined below) to be distributed to Geo’s pre-Closing shareholders, it being understood and agreed that Geo shall have the option to sell any or all of its Leonardite assets, including minerals, plant, equipment and related assets (the “Leonardite Assets”), at any time before Closing.  The “Allowed Leonardite Distribution” means one-half of the excess of the proceeds of any sale of any or all of the Leonardite Assets over the net book value at the time of such sale of such assets.

(ii)

split, combine or reclassify any of its equity interests or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for such equity interests; or

(iii) repurchase, redeem or otherwise acquire, any of its securities;

(p)

issue, deliver or sell, or authorize or propose to issue, deliver or sell, any of its securities of any class, any voting debt or other securities or any securities convertible into, or any rights, warrants or options to acquire, any such securities, voting debt, other securities or convertible securities;

(q)

authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation or dissolution of the Party;

(r)

merge into or with or consolidate with any other corporation or entity or acquire all or substantially all of the business or assets of any corporation or other Person;

(s)

except as set forth in this Section 4.2, take any action which would make any of the representations or warranties of the Party untrue as of any time from the date of this Agreement to the date of the Closing, or would result in any of the conditions set forth in this Agreement not being satisfied; or

(t)

agree in writing or otherwise take any of the actions described in this Section 4.2.

ARTICLE 5
ADDITIONAL AGREEMENTS

5.1

Access to Information; Confidentiality.

From the date hereof through the Effective Time, each of the Parties shall afford each of the other Parties and their representatives reasonable access to its offices and personnel, and to its Properties and its books and during normal business hours, in order that each of the other Parties may have a full opportunity to make such investigations as that Party may desire with respect to any other Party and its Properties; provided, however, that such investigation shall be upon reasonable notice and shall not unreasonably disrupt the personnel and operations of the Party or impede the efforts of the Party to comply with its other obligations under this Agreement.  Such books and records shall include all books, contracts, commitments, files and Records, including but not limited to, all abstracts of title, title opinions, title files, ownership maps, lease files, assignments, division orders, operating records and agreements, well files, minute books, financial and accounting records, geological, geophysical and engineering records, in each case pertaining to the Party and its Properties insofar as same may now be in existence and in the possession of the Party or its affiliates, excluding, however, any information that the Party or its affiliates are prohibited from disclosing by third party confidentiality restrictions.  Each Party shall hold in confidence all such information on the terms and subject to the conditions contained in the Confidentiality Agreement dated July 11, 2006 (the “Confidentiality Agreement”).

5.2

Notification of Certain Matters.

Each Party shall give prompt notice to the other Parties of (i) the discovery of any fact or circumstance which would be likely to cause any representation or warranty of such Party contained in this Agreement to be untrue or inaccurate in any material respect and (ii) any material failure of such Party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder.  The delivery of any notice pursuant to this Section 5.2 shall not be deemed to (i) modify the representations or warranties hereunder of the Party delivering such notice, (ii) modify the conditions set forth in Article 6 or (iii) limit or otherwise affect the remedies available hereunder to the Party receiving such notice.

5.3

Reasonable Best Efforts.

Each Party hereto agrees that it will not voluntarily undertake any course of action inconsistent with the provisions or intent of this Agreement and will use its reasonable best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things reasonably necessary, proper or advisable under Applicable Laws to consummate the transactions contemplated by this Agreement, including, without limitation, (i) cooperation in determining whether any other consents, approvals, orders, authorizations, waivers, declarations, filings or registrations of or with any Governmental Entity or third party are required in connection with the consummation of the transactions contemplated hereby, (ii) using its reasonable best efforts to obtain any such consents, approvals, orders, authorizations and waivers and to effect any such declarations, filings and registrations, (iii) using its reasonable best efforts to cause to be lifted or rescinded any injunction or restraining order or other order adversely affecting the ability of the parties to consummate the transactions contemplated hereby, (iv) using its reasonable best efforts to defend, and to cooperate in defending, all lawsuits or other legal proceedings challenging this Agreement or the consummation of the transactions contemplated hereby and (v) the execution of any additional instruments necessary to consummate the transactions contemplated hereby.  Each of Southern, Chandler and PICA agree to prepare and deliver audited financial statements sufficient to permit Geo to properly file reports required by the SEC in connection with and as a result of this Transaction.

5.4

Public Announcements.

Except as may be required by Applicable Law or by obligations pursuant to any listing agreement with any national securities exchange or interdealer quotation system, no Party shall issue any press release or otherwise make any public statement with respect to this Agreement or the transactions contemplated hereby without the prior written consent of the other Parties.  Any such press release or public statement required by Applicable Law or any such listing agreement shall only be made after reasonable notice to the other Parties.

5.5

Preparation and Amendment of Schedules.

Each Party hereto agrees that, with respect to the representations and warranties of such Party contained in this Agreement, such Party shall have the continuing obligation until the Closing to supplement or amend the Schedules hereto with respect to any matter hereafter discovered which, if known at the date of this Agreement, would have been required to be set forth or described in the Schedules.  For all purposes of this Agreement, including without limitation for purposes of determining whether the conditions set forth in Section 6.2(a) have been fulfilled, the Schedules hereto shall be deemed to include only that information contained therein on the date of this Agreement and shall be deemed to exclude all information contained in any supplement or amendment thereto.

5.6

Fees and Expenses.

Except as otherwise expressly provided in this Agreement, all fees and expenses, including fees and expenses of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such fee or expense, whether or not the Closing shall have occurred.

5.7

Tax Reporting and Cooperation on Tax Matters.

The Parties and their respective partners, members, managers, officers and directors shall cooperate fully, as and to the extent reasonably requested by any of the other Parties, in connection with the filing of Tax Returns required to be filed in the ordinary course of business and in connection with the Mergers and in connection with any audit, litigation or other proceeding with respect to Taxes.  Such cooperation shall include the retention, and (upon another Party’s request) the provision, of records and information which are reasonably relevant to any such audit, litigation or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.  The Parties and their respective partners, members, managers, officers and directors further agree, upon request, to use, or cause to be used, commercially reasonable efforts to obtain any certificate or other document from any Taxing authority or any other Person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed.

5.8

Listing of Common Stock.

Geo shall use its reasonable best efforts to cause the shares of Common Stock to be issued pursuant to this Agreement to be approved for listing on the NASDAQ Global Stock Market.

5.9

Additional Capital Contributions.

Prior to the Closing, Southern and Chandler shall have obtained additional capital contributions, or provided adequate assurances to the other parties that such additional capital contributions in same day funds will be deposited on the Closing Date (and in the latter instance, such funds with respect to Chandler and the PICA Business, shall instead by paid as additional capital contributions to PICA), as provided in Section 3.2.

5.10

Forms W-9.

Each Partner of Southern and each Member of Chandler and PICA shall have executed and delivered to Geo a Form W-9.

5.11

Proxy Statement and Equity Holders’ Approval.

(a)

As soon as practicable after the execution of this Agreement, Geo will prepare and file a proxy statement with the SEC, and notice and convene a meeting of Geo Shareholders, in order to (i) approve an increase the authorized Common Stock to 100,000,000 shares and the authorized shares of preferred stock to 20,000,000 shares, (ii) approve the transactions contemplated herein involving the issuance of Common Stock to the Southern Partners, PICA members, and holders of the Yuma Working Interests, as required under the Nasdaq rules, and (iii) approve an amendment to the GeoResources 2004 Employee Incentive Plan, increasing to 1,750,000 the number of shares of Common Stock reserved for issuance under the plan.

(b)

As soon as practicable after the execution of this Agreement, Southern will notice and convene a meeting (or otherwise prepare and have executed a consent) of its partners to approve the Merger pursuant to the terms and conditions of this Agreement.

(c)

As soon as practicable after the execution of this Agreement, each of Chandler and PICA will notice and convene a meeting (or otherwise prepare and have executed a consent) of its members to approve the Merger pursuant to the terms and conditions of this Agreement.

5.12

Notice Required by Rule 14f-1 Under Exchange Act.

Any notice required under Rule 14f-1 under the Exchange Act concerning the changes in the composition of the Board of Directors of Geo as herein provided shall be made on a timely basis.

5.13

Post-Closing Assurances and Access to Records.

After the Closing, the Parties shall execute, acknowledge and deliver or cause to be executed, acknowledged and delivered such instruments and take such other action as may be necessary or advisable to carry out their obligations under this Agreement and under any Schedule, Exhibit, document, certificate or other instrument delivered pursuant hereunto.

5.14

Employee Agreements, Plans or Benefits.

The Parties, to their reasonable satisfaction, effective at Closing and after the consummation of the Mergers, shall have entered into such Employee Agreements, Plans or Benefits, including without limitation employment, compensation, stock plans (including amendments to the Partnership Agreement with respect to the Class B and Class C Units of Southern to provide for either compensation or transfer to Geo of previously issued stock options), and other benefits, with individuals who are members, managers, partners, directors, officers or employees of any of the Parties, whether before or after the Mergers.

ARTICLE 6
CONDITIONS

6.1

Conditions to Obligations of the Parties.

The obligations of the Parties to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

(a)

Legal Proceedings.  No  preliminary or permanent injunction or other order, decree, or ruling issued by a Governmental Entity, and no statute, rule, regulation, or  executive order promulgated or enacted by a Governmental Entity, shall be in effect which restrains, enjoins, prohibits, or otherwise makes illegal the consummation of the transactions contemplated hereby; and no Proceeding by a Governmental Entity shall have been commenced or threatened (and be pending or threatened on the Closing Date) against any of the Parties or the Properties, or any of their respective affiliates, associates, directors, officers, members, managers or partners seeking to prevent or challenging the transactions contemplated hereby.

(b)

Consents.  All consents, approvals, orders, authorizations and waivers of, and all declarations, filings and registrations with, third parties (including Governmental Entities) required to be obtained or made by or on the part of the Parties hereto, or otherwise reasonably necessary for the consummation of the transactions contemplated hereby, shall have been obtained or made, and all thereof shall be in full force and effect at the time of Closing, unless the failure to obtain or make any such consent, approval, order, authorization, waiver, declaration, filing or registration would not have a Material Adverse Effect on the Parties and their respective general partners, members, managers, officers and directors.

(c)

Yuma Working Interests.  Offers to purchase the Yuma Working Interests from all of the holders thereof shall have been made by Geo, and all such holders that accept such offer shall have entered into the Yuma Working Interests Sale Agreement, with such sales, purchases and transfers to take place concurrently with the Closing.

(d)

Transfer of PICA Business.  The PICA Business Transfer Agreement shall have been executed by Chandler and PICA, and there shall be no further conditions (except for the occurrence of the Chandler Effective Time) to the closing of the PICA Business Transfer to take place as therein contemplated as provided in Section 1.5(b) at the Chandler Effective Time.

(e)

Errors and Omissions (“E&O”) Insurance for Geo Directors and Officers.  Geo, to its reasonable satisfaction and on commercially reasonable terms, shall have obtained E&O insurance on behalf of its directors and officers with coverage in the amount of at least $10,000,000 per occurrence, which coverage shall be effective for occurrences beginning with the actions of the Geo directors and officers in connection with the transactions contemplated by this Agreement.

(f)

Retirement of Mezzanine Debt.  The $2,000,000 principal amount mezzanine debt as of the date hereof of Chandler will be repaid and retired.

6.2

Reciprocal Conditions to Obligations of the Parties.

The obligation of a Party to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, by each of the other Parties, on or prior to the Closing Date of each of the following conditions:

(a)

Representations and Warranties.  All the representations and warranties of the other Parties contained in this Agreement and in any agreement, instrument or document delivered pursuant hereto or in connection herewith on or prior to the Closing Date, shall be true and correct on and as of the Closing Date as if made on and as of such date, except as affected by transactions permitted by this Agreement and except to the extent that any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such specified date.

(b)

Covenants and Agreements.  Each of the other Parties shall have performed and complied with in all material respects all covenants and agreements required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

(c)

No Material Adverse Effect.  Since the date of this Agreement, there shall not have occurred any Material Adverse Effect with respect to any of the other Parties, and such Party shall have received a certificate signed by an officer, general partner, member, manager, or individual in an equivalent position with respect to such officer, general partner, member, manager, or individual, as the case may be, of each other Party, in each case to such individual’s Knowledge, to such effect.

(d)

Certificates.  Such Party shall have received from each other Party a certificate, signed by an officer, general partner, member, manager, or individual in an equivalent position with respect to the general partner or manager, as the case may be, in form and substance mutually acceptable to such Party, dated the Closing Date, representing and certifying that the conditions set forth in Sections 6.1 and 6.2 have been fulfilled and a certificate as to the incumbency of each Person executing this Agreement on behalf of such other Party.

(e)

Opinions of Counsel.  Each of the respective counsel of (i) Geo and the Surviving Entities, (ii) Southern, and (iii) Chandler, shall have delivered an opinion reasonably satisfactory in substance and form to the Parties hereto.

(f)

Registration Rights Agreement.  The Parties shall have executed and delivered the Registration Rights Agreement, in substantially the form set forth as Exhibit 6.2(f), with the intent and agreement that Geo shall file a Registration Statement as therein provided.

(g)

Due Diligence.  Each such Party shall have, within 30 days after the date hereof, completed its due diligence investigation of the other Parties and their respective Properties to its reasonable satisfaction.

(h)

Fairness Opinion.  As of the Closing, Geo shall have received an opinion of C.K. Cooper, reasonably satisfactory to Geo, to the effect that, as of the date of this Agreement, the Common Stock to be received by the partners of Southern and the members of PICA, and the respective partnership and membership interests in Southern and PICA to be acquired by Geo, in the Mergers, is fair, from a financial point of view, to the shareholders of Geo.

(i)

Counsel to Find Documents and Procedures Reasonably Satisfactory.  The respective counsel of the parties hereto shall have found this Agreement, other documents and agreements provided for herein or otherwise warranted or necessary in order to consummate the Mergers and other transactions provided here, and the due diligence conducted on behalf of their respective clients, to be reasonably satisfactory in form and substance.

(j)

Exemption from Registration Under Securities Act.  Geo shall be reasonably satisfied that the issuance of the Geo Common Stock in consummation of the Mergers is exempt from the registration requirements of the Securities Act and any applicable state securities laws.

(k)

Composition of the Board of Directors; Independent Directors.  The Geo Board of Directors shall be reconstituted, effective as of the Closing, such that post-Closing, the composition of the Geo Board of Directors, including the individuals set forth in Section 8.1, shall meet the requirements concerning composition of the Board of Directors and the necessary number of independent directors in compliance with applicable Nasdaq requirements; it being the intention of the Parties, as well as a condition to the Closing, that the composition of the Board of Directors, and Section 8.1, shall be amended as may be necessary in order to meet the Nasdaq requirements concerning composition of the Border of Directors.

(l)

Employee Agreements, Plans or Benefits.  As provided in Section 5.14, the respective Parties shall have entered into the Employee Agreements, Plans or Benefits, along with any other persons who shall be parties thereto, effective as of the Closing

ARTICLE 7
TERMINATION, AMENDMENT AND WAIVER

7.1

Termination.

This Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Effective Time, whether before or after the approval of the Merger and this Agreement by the Parties in the following manner:

(a)

By mutual written consent of the Parties hereto;

(b)

By Geo, Southern, Chandler or PICA if:  (i) the Merger shall not have been consummated on or before March 31, 2007, unless such failure to close shall be due to a material  breach of this Agreement by the Party seeking to terminate this Agreement pursuant to this clause (i); or (ii) there shall be any Applicable Law that makes consummation of the transactions contemplated hereby illegal or otherwise prohibited or a Governmental Entity shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby, and such order, decree, ruling or other action shall have become final and nonappealable;

(c)

By Geo, Southern, Chandler or PICA, if (i) any of the representations and warranties of any of the other Parties contained in this Agreement shall not be true and correct such that the condition set forth in Section 6.2(a) would not be satisfied, or (ii) any other Party shall have failed to fulfill in any material respect any of its material obligations under this Agreement, which failure is material to the obligations of such Party under this Agreement, and, in the case of each of clauses (i) and (ii), such misrepresentation, breach of warranty or failure (provided it can be cured) has not been cured within 30 days of notice thereof by such Party.

(d)

By Geo if, prior to the Effective Time, as a result of its receipt of a Topping Offer (defined below) and determination by the directors of Geo, in the reasonable exercise of their fiduciary duties as directors, to accept such Topping Offer, and as a result, shall have withdrawn their approval of or recommendation of the Mergers as set forth herein as being in the best interests of Geo or its shareholders; provided, however, that Southern, Chandler and PICA shall have the right, with respect to one Topping Offer only, to make an offer (a “Matching Offer”) which matches or exceeds the transaction value and other terms of the Topping Offer, and, if Southern, Chandler and PICA determine to make such an offer, then Geo shall not have the right to terminate this Agreement pursuant to this subsection (d).  Geo shall, shall, by the earlier to occur of five Business Days after receipt of a Topping Offer or 10 Business Days before the Closing as scheduled, to provide written notice, including all pertinent terms and conditions, to the other Parties, and the other Parties shall, by the earlier to occur of five Business Days after receipt of Geo’s notice or five Business Days before the Closing as scheduled, to deliver a written Matching Offer, including all pertinent terms and conditions at least as beneficial to Geo as the Topping Offer.  A “Topping Offer” means an offer to acquire Geo, through a merger, tender offer, or other means, at a higher transaction value, as computed by Geo in connection with its acceptance of such offer, than Geo will receive if the Mergers are consummated as provided in this Agreement.

7.2

Effect of Termination.

In the event of the termination of this Agreement pursuant to Section 7.1 by any Party, written notice thereof shall forthwith be given to the other Parties specifying the provision hereof pursuant to which such termination is made, and this Agreement shall become void and have no effect, and there shall be no liability hereunder on the part of any Party hereto, or any of their respective partners, members, managers, directors, officers, employees, shareholders or representatives, except that the agreements contained in this Section 7.2, in Sections 5.1 and 5.6, Section 8.2 and in Article 9 shall survive the termination hereof.  Nothing contained in this Section 7.2 shall otherwise relieve any Party from liability for damages actually incurred as a result of any breach of this Agreement.  No termination of this Agreement shall affect the obligations of the Parties pursuant to the Confidentiality Agreement referred to in Section 5.1.

7.3

Amendment.

Any provision of this Agreement (including the Schedules and Exhibits hereto) may be amended, to the extent permitted by law, prior to the Effective Time if, and only if, such amendment is in writing and signed by the Parties hereto.

7.4

Waiver.

Each of the Parties to this Agreement may (i) waive any inaccuracies in the representations and warranties of the other contained herein or in any document, certificate or writing delivered pursuant hereto or (ii) waive compliance by the other with any of the other Parties’ agreements or fulfillment of any conditions to its own obligations contained herein.  Any agreement on the part of a Party hereto to any such waiver shall be valid only if set forth in an instrument in writing signed by or on behalf of such Party.  No failure or delay by a Party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

7.5

Termination Fees.

In the event that Geo terminates this Agreement pursuant to Section 7.1(d), the sole remedy available to Southern and its partners and Chandler and its members shall be the payment by Geo, within 60 days after such termination, of termination fees, allocated between Southern and Chandler as they may determine, equal to 4% of the Topping Offer transaction value, payable solely in cash; provided that Geo shall not be obligated to pay such amount until Southern and Chandler provide written notice, signed by each of them, setting forth the manner in which such fees are to be paid, including any allocation between them as they may state in such notice.

ARTICLE 8
OTHER CLOSING AND POST-CLOSING MATTERS

8.1

Officers and Directors of the Combined Entity.

(a)

Concurrently with the Closing, except as the Parties may otherwise agree, the following individuals will be appointed to fill the following officer positions of Geo:

Frank A. Lodzinski

Chief Executive Officer and President

Collis P. Chandler, III

Executive Vice President

Jeffrey P. Vickers

Vice President, Williston Basin Exploration and Development

The parties may appoint other persons to hold offices of Geo as they shall agree.

(b)

In addition, Messrs. Lodzinski and Chandler shall be requested to serve as directors of Geo from and after the Closing until the next annual meeting of the shareholders of Geo or until their successors have been elected and qualified, with the understanding that, to the reasonable satisfaction of the Parties, certain directors of Geo will submit their resignations, and other individuals will agree to serve as directors, such that the composition of the Geo Board of Directors shall be in compliance with applicable Nasdaq requirements, including the independence of members of the Board of Directors.

8.2

Survival of Representations and Warranties.

The representations and warranties contained in this Agreement shall expire with, and be extinguished by, the Closing, and thereafter no Party hereto or any shareholder, partner, member, manager, director, officer, employee or affiliate of such Party shall have any liability whatsoever (whether pursuant to this Agreement or otherwise) with respect to any such representation or warranty.  This Section 8.2 shall have no effect upon any other obligations of the Parties hereto under this Agreement, whether to be performed before, at or after the Closing.

ARTICLE 9
MISCELLANEOUS

9.1

Notices.

All notices, requests, demands and other communications required or permitted to be given or made hereunder by any Party hereto shall be in writing and shall be deemed to have been duly given or made if (i) delivered personally, (ii) transmitted by first class registered or certified mail, postage prepaid, return receipt requested, (iii) sent by prepaid overnight courier service or (iv) sent by telecopy or facsimile transmission, answer back requested, to the Parties at the following addresses (or at such other addresses as shall be specified by the Parties by like notice):

(a)

If to Geo or to Surviving Entities:

GeoResources, Inc.

Attn:  Jeffrey P. Vickers, President

P.O. Box 1505

1407 W. Dakota Parkway, Suite 1B

Williston, North Dakota 58802

Telephone:

701-572-2020

Facsimile:

701-572-0277

with a copy to:

Jones & Keller, P.C.

Attn:  Reid A. Godbolt, Esq.

1625 Broadway, Sixteenth Floor

Denver, Colorado 80202

Telephone:

303-573-1600

Facsimile:

303-573-0769

(b)

If to Southern:

Southern Bay Energy, LLC

Attn:  Frank A. Lodzinski, President and CEO

110 Cypress Station Drive, Suite 220

Houston, Texas 77090-1629

Telephone:

281-537-9920 oh

Facsimile:

281-537-8324

with a copy to:

Adrienne Randle Bond, Esq.

Bond & Smyser

2014 Bissonnet

Houston, Texas 77005

Tel:  713-524-4200

Fax: 713-524-1196

(c)

If to Chandler or PICA:

Chandler Energy, LLC

Attn:  Collis P. Chandler, III, Sole Member and Manager

475 Seventeenth Street, Suite 1210

Denver, Colorado 80202

Tel:   303-297-2028

Fax:  303-297-2196

with a copy to:

Barry W. Spector, Esq.

1050 17th Street, Suite 1660

Denver, Colorado 80265-2076

Tel:  303-623-0717

Fax:  303-623-0940

Such notices, requests, demands and other communications shall be effective (i) if delivered personally or sent by courier service, upon actual receipt by the intended recipient, (ii) if mailed, the date of delivery as shown by the return receipt therefor or (iii) if sent by telecopy or facsimile transmission, when the answer back is received.

9.2

Entire Agreement.

This Agreement, together with the Schedules, Exhibits and other writings referred to herein or delivered pursuant hereto, including the Confidentiality Agreement referenced in Section 5.1, constitute the entire agreement among the Parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof.

9.3

Binding Effect; Assignment; Third Party Benefit.

This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns; provided, however, that neither this Agreement nor any of the rights or interests hereunder shall be assigned, nor shall any obligations hereunder be delegated, by any of the Parties hereto (by operation of law or otherwise) without the prior written consent of the other Parties.  Any attempted assignment or delegation in violation hereof shall be void.  Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the Parties hereto any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

9.4

Severability.

If any provision of this Agreement is held to be unenforceable, this Agreement shall be considered divisible and such provision shall be deemed inoperative to the extent it is deemed unenforceable, and in all other respects this Agreement shall remain in full force and effect; provided, however, that if any such provision may be made enforceable by limitation thereof, then such provision shall be deemed to be so limited and shall be enforceable to the maximum extent permitted by Applicable Law.

9.5

Governing Law.

This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Colorado, without regard to conflicts of laws provisions.

9.6

Descriptive Headings.

The descriptive headings herein are inserted for convenience of reference only, do not constitute a part of this Agreement and shall not affect in any manner the meaning or interpretation of this Agreement.

9.7

Disclosure.

Each of the Schedules to this Agreement shall be deemed to include and incorporate all disclosures made on the other Schedules to this Agreement.  Certain information set forth in the Schedules is included solely for informational purposes and may not be required to be disclosed pursuant to this Agreement.  It is understood and agreed that the specification of any dollar amount in the representations and warranties contained in this Agreement or the inclusion of any specific item in the Schedules is not intended to imply that such amounts or higher or lower amounts, or the items so included or other items, are or are not material, and no Party shall use the fact of the setting of such amounts or the fact of the inclusion of any such item in the Schedules in any dispute or controversy between the Parties as to whether any obligation, item or matter not described herein or included in a Schedule is or is not material for purposes of this Agreement.

9.8

Gender.

Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

9.9

References.

All references in this Agreement to Articles, Sections and other subdivisions refer to the Articles, Sections and other subdivisions of this Agreement unless expressly provided otherwise.  The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited.  Whenever the words “include,” “includes” and “including” are used in this Agreement, such words shall be deemed to be followed by the words “without limitation.”  Each reference herein to a Schedule or Exhibit refers to the item identified separately in writing by the parties hereto as the described Schedule or Exhibit to this Agreement.  All Schedules and Exhibits are hereby incorporated in and made a part of this Agreement as if set forth in full herein.

9.10

Counterparts.

This Agreement may be executed by the Parties hereto in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement.  Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, the Parties hereto.

9.11

Injunctive Relief; Specific Enforcement.

The Parties hereto acknowledge and agree that irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement, and shall be entitled to enforce specifically the provisions of this Agreement in addition to any other remedy to which the Parties may be entitled under this Agreement or at law or in equity.

ARTICLE 10
DEFINITIONS

10.1

Certain Defined Terms.

As used in this Agreement, each of the following terms has the meaning given it below:

“Affiliate” shall mean, with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, such Person.

“Applicable Law” shall mean any statute, law, rule or regulation or any judgment, order, writ, injunction or decree of any Governmental Entity to which a specified Person or property is subject.

“Business Day” shall mean a day on which banks are open for the transaction of business in Denver, Colorado.

“Chandler Properties” shall mean the Properties of Chandler that are included in the PICA Business.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Encumbrances” shall mean liens, charges, pledges, options, mortgages, deeds of trust, security interests, claims, restrictions (whether on voting, sale, transfer, disposition or otherwise), easements and other encumbrances of every type and description, whether imposed by law, agreement, understanding or otherwise.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Geo Properties” shall mean the Properties of Geo.

“Governmental Entity” shall mean any court or tribunal in any jurisdiction (domestic or foreign) or any public, governmental, or regulatory body, agency, department, commission, board, bureau or other authority or instrumentality (domestic or foreign).

“IRS” shall mean the Internal Revenue Service.

“Knowledge” shall mean that an individual will be deemed to have “Knowledge” of a particular fact or other matter if such individual is actually aware of such fact or other matter; or a prudent individual could be expected to discover or otherwise become aware of such fact or other matter in the course of conducting a reasonably comprehensive investigation concerning the existence of such fact or other matter.  A Party will be deemed to have “Knowledge” of a particular fact or other matter if any individual who is serving as chief executive officer or chief operating officer of such Person (or in any similar capacity) has, or at any time had, Knowledge of such fact or other matter.  Any Person other than an individual will be deemed to have “Knowledge” of a particular fact or other matter if any individual who is serving, or who has at any time served as a director, officer, general partner, member, manager, executor, or trustee of such Person (or in any similar capacity) has, or at any time had, Knowledge of such fact or other matter.

“Material Adverse Effect” shall mean with respect to any Person, property or asset any adverse change or adverse condition in or relating to the business or financial condition of such Person, including its subsidiaries, property or assets that is material to such Person, its subsidiaries, property or assets taken as a whole; provided, however, that any prospective change or changes in the conditions listed above or relating to or resulting from (i) the transactions contemplated by this Agreement (or the announcement of such transactions), or (ii) any change or changes in the prices of oil, gas, natural gas liquids or other hydrocarbon products, or, (iii) any change in general economic conditions or local, regional, national or international conditions directly or indirectly affecting the oil and gas industry, shall not be deemed to constitute a Material Adverse Effect.

“Operating Agreement” shall mean the effective limited liability company operating agreement or equivalent agreement of the Person with which such agreement is identified.

“Other Minerals” shall mean sulphur, lignite, coal, uranium, thorium, iron, geothermal steam, water, carbon dioxide, helium and all other minerals, ores or substances of value which are not generally produced from a wellbore in conjunction with the Production of Hydrocarbons.

“Partnership Agreement” shall mean the then effective partnership agreement of the Person with which such agreement is identified.

“Permits” shall mean licenses, permits, franchises, consents, approvals and other authorizations of or from Governmental Entities.

“Permitted Encumbrances” means (i) liens for Taxes not yet due and payable, (ii) statutory liens (including materialmen’s, mechanic’s, repairmen’s landlord’s, and other similar liens) arising in connection with the ordinary course of business securing payments not yet due and payable and (iii) such defects, imperfections or irregularities of title, if any, as are not substantial in character, amount or extent and do not materially impair the conduct of normal operations of the Properties.

“Person” shall mean any individual, corporation, partnership, limited partnership, limited liability company, joint venture, association, joint-stock company, trust, enterprise, unincorporated organization or Governmental Entity.

“PICA Business” shall have the meaning set forth in the PICA Business Transfer Agreement.

“PICA Business Transfer” shall mean the transfer of the PICA Business, including the Chandler Properties, from Chandler to PICA as provided in the PICA Business Transfer Agreement.

“Proceedings” shall mean all proceedings, actions, claims, suits, investigations and inquiries by or before any arbitrator or Governmental Entity.

“Properties” (with respect to any of the Parties, the Properties of such Party or Parties, also designated herein as the Geo Properties, the Southern Properties and the Chandler Properties) shall mean:

(a)

All of the Party’s interest in and to the Hydrocarbons and Other Minerals in, under and that may be produced from (or pursuant to the terms of) its properties, rights and interests;

(b)

All other right, title and interest of a Party, of whatever kind or character, in and to (i) the Hydrocarbons and Other Minerals in, under and that may be produced from its lands (including without limitation interests in oil, gas and mineral leases, overriding royalty interests, fee royalty interests, fee Hydrocarbons and other interests) and (ii) any other oil, gas and/or mineral property, right, interest or license, whether real/immovable, personal/movable, vested, contingent or otherwise, to the extent any such property, right, interest or license is located, or relates to lands located, anywhere in the states and any offshore locations or locations outside of the United States; provided, however, that with respect to the Chandler Properties, it is expressly understood and agreed that such do not include any overriding royalties reserved by Chandler in its arrangements with the holders of the Yuma Working Interests;

(c)

All of a Party’s interests in and to all Hydrocarbons and/or Other Mineral unitization, pooling and/or communitization agreements, declarations  and/or orders, and in and to the properties, rights and interests covered and the Units created thereby, which cover, affect or otherwise relate to the properties, rights and interests described in clause (a) or (b) above;

(d)

All of a Party’s interest in and rights under all operating agreements, Production sales contracts, processing agreements, transportation agreements, gas balancing agreements, farm-out and/or farm-in agreements, salt water disposal agreements, area of mutual interest agreements and other contracts and/or agreements which cover, affect, or otherwise relate to the properties, rights and interests described in clause (a), (b), or (c) above or to the operation of such properties, rights and interests or to the treating, handling, storing, processing, transporting or marketing of Hydrocarbons or Other Minerals produced from (or allocated to) such properties, rights and interests, as same may be amended or supplemented from time to time;

(e)

all of a Party’s interest in and to all improvements, fixtures, movable or immovable property and other real and/or personal property (including, without limitation, all wells, pumping units, wellhead equipment, tanks, pipelines, flow lines, gathering lines, compressors, dehydration units, separators, meters, buildings, injection facilities, salt water disposal facilities, and power, telephone and telegraph lines), and all easements, servitudes, rights-of-way, surface leases, licenses, permits and other surface rights, which are now or hereafter used, or held for use, in connection with the properties, rights and interests described in clause (a), (b) or (c) above, or in connection with the operation of such properties, rights and interests, or in connection with the treating, handling, storing, processing, transporting or marketing of  Hydrocarbons or Other Minerals produced from (or allocated to) such properties, rights and interests;

(f)

all Hydrocarbons and Other Minerals produced from or allocated to the properties, rights and interests described in clauses (a), (b) and/or (c) above, and any products processed or obtained therefrom (herein collectively called the “Production”), together with (i) all proceeds of Production (regardless of whether the severance of the Production to which such proceeds relates occurred on, before or after the Effective Time hereof), and (ii) all liens and security interests securing payment of the proceeds from the sale of such Production, including, but not limited to, those liens and security interests provided for under statutes enacted in the jurisdiction in which the Properties are located, or statutes made applicable to the Properties under federal law (or some combination of federal and state law);

(g)

all payments received in lieu of Production from the properties, rights and interests described in clauses (a), (b) and/or (c) above (regardless of whether such payments accrued, and/or the events which gave rise to such payments occurred, on, before or after the Effective Time hereof, including, without limitation, (i) “take or pay” payments and similar payments, (ii) payments received in settlement of or pursuant to a judgment rendered with respect to take or pay or similar obligations or other obligations under a Production sales contract, (iv) payments received under a gas balancing agreement or similar written or oral arrangement, as a result of (or received otherwise in settlement of or pursuant to judgment rendered with respect to) rights held by a Party as a result of the Party (and/or its predecessors in title) taking or having taken less gas from lands covered by a property right or interest described in clauses (a), (b) and/or (c) above, than their ownership of such property right or interest would entitle them to receive and (v) shut-in rental or royalty payments;

(h)

to the extent legally transferable, all favorable contract rights and choses in action (i.e. rights to enforce contracts or to bring claims thereunder) related to the properties, rights and interests described in clauses (a) through (g) above (regardless of whether the same arose, and/or the events which gave rise to the same occurred on, before or after the Effective Time hereof, and further regardless of whether same arise under contract, the law or in equity); and

(i)

all rights, estates, powers and privileges appurtenant to the foregoing rights, interests and properties, including without limitation executive rights (i.e. rights to execute leases), rights to receive bonuses and delay rentals and rights to grant pooling authority.

“Reasonable Best Efforts” shall mean a Party’s best efforts in accordance with reasonable commercial practice and without the incurrence of unreasonable expense.

“Records” means all data, files or records in Southern’s control or possession pertaining to the ownership and operation of the Properties, including but not limited to all abstracts of title, accounting records, property tax records, financial reports and projections, escrow reports, books, contract files, division order files, documents evidencing the prices currently being paid for Production, engineering data, geological and geophysical reports, lease files, logs, maps, pressure data, Production records, supplemental abstracts of title, title curative materials, title opinions, title reports and other data useful to or used in connection with the development, exploration or operation of the Properties.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“SEC” means the Securities and Exchange Commission.

“Southern Properties” shall mean the Properties of Southern.

“Tax” shall mean any income taxes or similar assessments or any sales, excise, occupation, use, ad valorem, property, Production, severance, transportation, employment, payroll, franchise or other tax imposed by any United States federal, state or local (or any foreign or provincial) taxing authority, including any interest, penalties or additions attributable thereto.

“Tax Return” means any return or report, including any related or supporting information, with respect to Taxes.

“Unit” means, collectively, a drilling, spacing, proration, Production or enhanced recovery unit formed pursuant to a voluntary unitization, communitization or pooling agreement, or a drilling, spacing, proration, Production or enhanced recovery unit formed under or pursuant to law, rule or regulation or other action of a regulatory body having jurisdiction.

10.2

Certain Additional Defined Terms.

In addition to such terms as are defined in the opening paragraph of and the recitals to this Agreement and in Section 10.1, the following terms are used in this Agreement as defined in the Sections set forth opposite such terms:

Defined Term

Section Reference

Agreement

Introduction

Allowed Leonardite Distribution

4.2(o)(i)(E)

Applicable Environmental Laws

2.15

CERCLA

2.15

Certificate of Merger

1.1

Closing

1.1

Closing Date

1.1

Common Stock

Recitals

Confidentiality Agreement

5.1

Converted Securities

1.5

Disposal

2.15

Effective Time

1.1

Employee Agreement, Plan or Benefit

4.2(c)

Employee Agreements, Plans or Benefits

4.2(c)

Exchange Agent

1.6

FERC

2.28

Geo

Introduction

Geo Audited Financial Statements

2.6

Geo Financial Statements

2.6

Geo Latest Balance Sheet

2.6

Geo Reserve Report

2.33

Geo Unaudited Financial Statements

2.6

Hazardous Substance

2.15

Hazardous Waste

2.15

Hydrocarbons

2.33

Leonardite Assets

4.2(o)(i)(E)

Merger or Mergers

Recitals

Merger Consideration

1.5

Party or Parties

Introduction

Chandler

Introduction

Chandler Annual Financial Statements

3.8

Chandler Closing

1.1

Chandler Converted Securities

1.5

Chandler Financial Statements

3.8

Chandler Latest Balance Sheet

3.8

Chandler Latest Financial Statements

3.8

Chandler Merger

Recitals

Chandler Merger Consideration

1.5

Chandler Reserve Report

3.35

Chandler Sub

Introduction

Matching Offer

7.1(d)

Properties

10.1

Production

10.1, “Properties” (f)

RCRA

2.15

Regulatory Agencies

2.28

Southern

Introduction

Southern Annual Financial Statements

3.8

Southern Closing

1.1

Southern Converted Securities

1.5

Southern Financial Statements

3.8

Southern Latest Balance Sheet

3.8

Southern Latest Financial Statements

3.8

Southern Merger

Recitals

Southern Merger Consideration

1.5

Southern Reserve Report

3.35

Southern Sub

Introduction

Topping Fee

7.1(a)

Topping Offer

7.1(d)

Texas Entity Laws

1.1

 [Remainder of page intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its representative thereunto duly authorized, all as of the date first above written.

GEORESOURCES, INC.

SOUTHERN BAY OIL & GAS, L.P.

By its General Partner,

Southern Bay Energy, L.L.C.

By:_/s/ Jeffrey P. Vickers

     Jeffrey P. Vickers, President

By: /s/ Frank A. Lodzinski

     Frank A. Lodzinski, President and CEO

SOUTHERN BAY ENERGY ACQUISITION, LLC

CHANDLER ENERGY, LLC

By:  /s/ Jeffrey P. Vickers

     Jeffrey P. Vickers, Manager

By: /s/ Collis P. Chandler, III

CHANDLER ACQUISITION, LLC

     Collis P. Chandler, III

     Sole Member and Manager

By: /s/ Jeffrey P. Vickers

PICA ENERGY, LLC

     Jeffrey P. Vickers, Manager

By its sole Member and Manager,

Chandler Energy, LLC

By:  /s/ Collis P. Chandler, III

     Collis P. Chandler, III

     Sole Member and Manager